As filed with the Securities and Exchange Commission on April 8, 2021

Registration No. 333-79309

811-07798

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 32	☑

and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 168	☑

NYLIAC VARIABLE UNIVERSAL LIFE

SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Peter M. Fabiankovic, Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Dodie Kent, Esq.	Thomas F. English, Esq.
Eversheds Sutherland LLP	Senior Vice President, Deputy General Counsel
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2021 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

☐ on                 pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation
NYLIAC Variable Universal Life 2000
Prospectus—May 1, 2021
A flexible premium variable universal life insurance contract offered to individuals under NYLIAC Variable Universal Life Separate Account-I
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
or call our toll-free number: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail	Express Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539	New York Life 4849 Greenville Ave, Ste 700 Dallas, TX 75206
Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654
This prospectus describes the Variable Universal Life 2000 Policy (“VUL 2000”), an individual, flexible premium variable universal life insurance policy issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). There are two series of policies. Series 1 policies were offered for sale prior to May 10, 2002 and Series 2 policies were offered for sale commencing in states where approved on May 10, 2002. Both Series 1 and Series 2 policies are no longer being offered. However, we will still accept additional premiums under existing policies. Unless otherwise indicated, all information in this prospectus applies to both Series of policies. In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner.
The Securities and Exchange Commission ("SEC") has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.
This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports of the Eligible Portfolios described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from NYLIAC’s Service Office. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting NYLIAC’s Service Office.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting Our Service Office. Your election to receive reports in paper will apply to all Eligible Portfolios described herein.

The NYLIAC Variable Universal Life 2000 Prospectus and Statement of Additional Information are available at https://dfinview.com/NewYorkLife/TAHD/vul2000.

i

ii

iii

Definitions

1933 Act: The Securities Act of 1933, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
AAR:  Automatic Asset Rebalancing.
Adjusted Total Premium: The total premiums paid minus any partial withdrawals and any associated processing fees. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.
Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).
Cash Surrender Value: The Cash Value, less any surrender charges that may apply, and less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.
Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.
Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Cost of Insurance Charge: A charge that is deducted from your policy's Cash Value on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The initial rate of the monthly Cost of Insurance Charge is based upon our underwriting of your policy. Your Cost of Insurance Charge may vary from month to month depending on cost of insurance rates and the Net Amount at Risk. For more information, please see "Charges Associated with the Policy—Cost of Insurance Charge".
Dollar-Cost Averaging Plus (“DCA Plus”) Account: The 12-month dollar-cost averaging account used specifically for the DCA Plus Program.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.
Face Amount: The base face amount, plus the face amount of any term insurance on other covered insured riders in effect, plus or minus any changes made to the face amount of any riders. The base face amount is the initial face amount shown on your Policy Data Page, plus or minus any changes made to the initial face amount.
FINRA:  The Financial Industry Regulatory Authority, Inc.
Fixed Account: An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change, but will never be less than the Guaranteed Minimum Interest Rate. The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest which accrues and is credited on a daily basis.
Flat Extra: An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.
Fund:  An open-end management investment company.
General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate any Net Premium payments you make during the free look period to this account.
Good Order: A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.
Guaranteed Minimum Interest Rate (“GMIR”): The guaranteed minimum interest crediting rate, which will never be less than 3% per annum.
Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.
IRC: Internal Revenue Code of 1986, as amended.
IRS: The Internal Revenue Service.
Issue Date: The date we issue the policy as specified on the Policy Data Page.
Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.
Modified Endowment Contract (“MEC”): A modified endowment contract, which is a type of life insurance contract defined in Section 7702A of the Internal Revenue Code. For a description of MECs and the tax consequences of MEC status, please see “Federal Income Tax Considerations—Modified Endowment Contract Status” below.
Monthly Deduction Day: The date that we deduct your monthly contract charge, cost of insurance charge, any rider charges, the Mortality and Expense Risk charge (for Series 2 only), and the Separate Account administrative charge (for Series 1 and Series 2). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment in Good Order. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.
Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).
Net Amount at Risk: The difference between (i) the Life Insurance Benefit divided by 1.00327, and (ii) the policy’s Cash Value. See "Deductions from Cash Value—Charge for Cost of Insurance Protection” for more information.
Net Cash Value: The Cash Value, less any unpaid loans and accrued interest, and less the smaller of (a) any surrender charges that may apply at time of lapse or (b) the sum of any partial withdrawals, unpaid loans and accrued interest.
Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.
Non-Qualified Policy: A variable universal life insurance policy that is not a Qualified Policy.
NYLIAC:  New York Life Insurance and Annuity Corporation.
NYLIC: New York Life Insurance Company.
NYLIFE Distributors: NYLIFE Distributors, LLC.
NYLIFE Securities: NYLIFE Securities, LLC.
Policy or VUL 2000 Policy: Your NYLIAC Variable Universal Life 2000 policy.
PIN: A Personal Identification Number.
Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.
Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).
Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.
Portfolio(s): See “Eligible Portfolios”.
Primary Insured: The person who is insured under the base policy.
Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.
Qualified Policy: A variable universal life insurance policy owned by a Qualified Plan.
SEC:  The Securities and Exchange Commission.
Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.
Series 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy is no longer offered for sale.
Series 2: A policy that NYLIAC began accepting applications and premium payments beginning May 10, 2002. This policy is no longer offered for sale.
Surrender Charge Premium: The amount we use to calculate surrender charges and sales expense charges, as set forth on the Policy Data Page.
VPSC:  The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.
http://www.newyorklife.com: Through www.newyorklife.com, you can get up-to-date information about your policy. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Important Information You Should Consider About the policy

FEES AND EXPENSES
Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have selected.
Charges for Early Withdrawals
For Series 1 policies, if you fully surrender or withdraw money from your policy within a maximum of 15 years following your purchase of the policy (or following a Face
Amount Increase), you may be assessed a maximum surrender charge equal to the lesser of (a) or (b) where (a) equals 50% of your total premiums paid under the policy and (b) equals a percentage of the Surrender Charge Premium applicable to the
Policy Year.

For Series 2 policies, if you fully surrender or withdraw money from your policy within a maximum of 15 years following your purchase of the policy (or following a Face
Amount Increase), you may be assessed a maximum surrender charge equal to the lesser of (a) or (b) where (a) equals 50% of total premium payments paid under the policy less the cumulative monthly contract charge incurred for the first 3 Policy Years and (b) equals a percentage of the Surrender Charge Premium applicable to the
Policy Year.

For example, for Series 1 policies if you were to withdraw $100,000 during the first 15 years after your policy purchase (and your total premiums paid were $100,000), then you could be assessed a charge of up to $50,000 on the amount withdrawn. For
Series 2 policies, if you were to withdraw $100,000 during the first 15 years after your policy purchase (and your total premiums paid were $100,000), then you could be assessed a charge on the amount withdrawn of up to $50,000 minus the cumulative monthly contract charge incurred for the first 3 Policy Years.

For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy.

Transaction Charges
In addition to surrender charges, you may be charged for other transactions. These include sales expense charges and tax charges (deducted from each premium payment), partial withdrawal charges, and charges if you exercise the Insurance
Exchange Rider or the Living Benefits Rider.

We also reserve the right to impose transfer charges (when you transfer Cash Value between Investment Options), and a returned payment (bad check) fee, but we currently do not impose these charges.

For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy – Deductions From Premium Payments; Charges Associated with the
Policy – Transaction Charges.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of these charges, such as the monthly Cost of Insurance Charge, and certain rider charges (for optional benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification). Other ongoing charges include the monthly contract charge (whose calculation differs by series), the Mortality and Expense Risk charge, the Separate
Accountadministrative charge, loan interest,Flat Extra charges, and certain rider charges. Please refer to your Policy Data Page for rates and the specific fees applicable to your policy.

Investors will also bear expenses associated with the Eligible Portfolios, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2020 and which may change from year to year.

FEES AND EXPENSES
Portfolios’ Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.14%	1.62%

For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy and Appendix: Eligible Portfolios Available Under the Policy” for our list of available Eligible Portfolios, the current expenses for these Portfolios, and the
Average Annual Total Returns).

Risks

Risk of Loss
You can lose money by investing in this policy, including loss of your premiums
(principal).

For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Not a Short-Term Investment
This policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.

The policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle.
Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial withdrawals or loans.

For more detailed information, see Summary of Principal Risks of Investing in the
Policy.

Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance of the Eligible Portfolios you choose, and the value of an investment can vary depending on the performance of the Eligible Portfolios.
•Each investment option (the Eligible Portfolios and the Fixed Account) has its own
unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
•A discussion of the risks of allocating your premiums or Cash Value to one or more
Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/vul2000. You should review the prospectuses for the Eligible Portfolios before making an investment decision.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Insurance Company Risks
An investment in the policy is subject to the risks related to New York Life Insurance and Annuity Corporation (NYLIAC), including:
•Any obligations (including the Fixed Account and the DCA Plus Account), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC.
•There are risks relating to NYLIAC’s administration of the policy, including cybersecurity and infectious disease outbreak risks.
•If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC, including its financial strength ratings, is available upon request from NYLIAC at 1-800-598-2019.

For more detailed information, see Management and Organization; Financial
Statements; Summary of Principal Risks of Investing in the Policy – Insurance
Company Risks; Risks Affecting our Administration of Your Policy.

Contract Lapse
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured.
You may also lose the principal invested. A policy can lapse if the Net Cash Value is insufficient to pay the monthly deductions and other charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and policy charges (including increases in those charges). The larger a policy loan becomes relative to the policy’s Net Cash Value, the greater the risk that the policy’s Net Cash Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. A policy lapse may have tax consequences.

A policy that has a Net Cash Value just sufficient to cover monthly deductions and other charges, or that is otherwise minimally funded, is less likely to maintain its Net
Cash Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required.

If the policy lapses, there are costs and premium requirements associated with reinstatement of the policy.

For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Termination and Reinstatement; Premiums - Risk of Minimally Funded
Policies.

Restrictions

Investments
•You can select a maximum of 21 investment options among the 75 Investment
Divisions(that invest in the Eligible Portfolios), the Fixed Account and/or the DCA
Plus Account.
•The minimum amount that you can transfer is $500. The maximum amount that you can transfer out of the Fixed Account in any Policy Year is the greater of (a) 20% of the amount in the Fixed Account at the beginning of the Policy Year, or (b) $5,000.
•NYLIAC reserves the right to remove or substitute any Eligible Portfolios (portfolio companies) as Investment Options that are available under the policy.
•We set limits on the number of electronic or telephonic transfer requests that can be made in any period. If these limits are exceeded, any subsequent transfer request must be made by U.S., mail overnight courier.
•In addition, we may limit your ability to make transfers involving the Investment
Divisions if a transfer may disadvantage or potentially harm or hurt the rights of other policyowners in order to prevent market timing. We will also reject or reverse a transfer request if for any reason any of the Eligible Portfolios do not accept the purchase of its shares.
For more detailed information, see Cash Value - Investment Divisions, the Fixed
Account and the DCA Plus Account; Cash Value - Transfers Among Investment
Divisions, the Fixed Account and the DCA Plus Account; Limits on Transfers; and and
Appendix: Eligible Portfolios Available under the Policy for our list of available Eligible
Portfolios.

Optional Benefits: Life Extension Benefit Rider (Series 2 only)
•Your choice of Investment Options may be limited if you elect certain benefits or riders
•For example, if the policy is in effect and the Life Extension Benefit Rider (Series 2 only) becomes effective when the insured reaches age 100, then all of the Cash
Value in the Separate Account must be in the cash management (money market)
Investment Division.
•We may change these restrictions in the future.
•We may stop offering an optional benefit at any time.
For more detailed information, see The Policy—Additional Benefits Through
Riders—Life Extension Benefit Rider (Series 2 only).

Taxes

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
•If you purchase the policy through a tax-qualified plan, you do not get any additional tax benefit.
•Earnings on your policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 ½.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy – Tax Risks; Federal Income Tax Considerations.

Conflicts of Interest

Investment Professional Compensation
Your investment professional may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and because NYLIAC may share the revenue it earns on this policy with the professional’s firm. (Your investment professional may be your registered representative, broker, investment adviser, insurance agent, or someone else). For these reasons, these investment professionals may have a financial incentive to recommend this policy over another policy or investment.

For more detailed information, see Charges Associated with the
Policy—Commissions Paid to Dealers; Distribution and Compensation Arrangements.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.

For more detailed information, see Tax-Free “Section 1035” Insurance Policy
Exchanges.

Overview of the Policy

1.
Purposes of the Policy
This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation that can, over time, become a valuable asset. The policy is offered by NYLIAC. The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial withdrawals, and (6) the ability to invest in up to 21 Investment Options. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. See “Your Policy.”
2.
Flexible Premiums
Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. In certain circumstances, we can limit the amount of premium payments and/or require insurance (medical) underwriting before we accept additional premiums. See “Premiums”.
Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when it is adequately funded for at least ten years. As long as the Net Cash Value is sufficient to cover the policy’s monthly deductions, you can increase (within certain limits), decrease (within certain limits), or stop making premium payments to meet your changing needs. See “Definitions” for an explanation of Net Cash Value.
Although you may have a schedule of planned premiums, your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning throughout this prospectus.
This policy offers you a choice of Investment Options, including 75 Investment Divisions, the Fixed Account, and the DCA Plus Account. The DCA Plus Account is only available on Series 2 policies. Your premium payments, less any applicable charges, are allocated to the Investment Options according to your instructions. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account I (the “Separate Account”). You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options. See “Investment Divisions, the Fixed Account and DCA Plus Account”.
Additional information regarding the Investment Divisions and the Portfolio Companies (the “Eligible Portfolios”) that they invest in is provided in the Appendix A to this prospectus (See “Appendix: Eligible Portfolios Available Under the Policy”).
3.
Summary of Primary Features
The policy offers a variety of important features and benefits, including the following:
Life Insurance Benefit Options
The policy offers different Life Insurance Benefit options (death benefits) that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated. Series 1 policies offer options 1 and 2 only; Series 2 policies offer three options. Except as described below, the Life Insurance Benefits are:
Option 1— a benefit that is level and is equal to the policy’s Face Amount.
Option 2— a benefit that varies and is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Your Life Insurance Benefit will never be less than your policy’s Face Amount.
Option 3 (Series 2 only)— a benefit that varies and is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial withdrawals and any associated processing fees). Your Life Insurance Benefit will never be less than your policy’s Face Amount.
Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”), is greater than the amount calculated under the option you have chosen. See “Policy Payment Information – Life Insurance Benefit Options”.
Changing Your Life Insurance Benefit Option and the Face Amount of Your Policy
With the policy, you may request an increase or decrease in the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Changing the Face Amount of Your Policy.”) Decreases in Face Amount can incur surrender charges.
You may also request an increase of the policy’s Face Amount by sending us your written application in Good Order, signed by the Insured, together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Face Amount increases will also result in a new surrender charge period and additional cost of insurance charges, applicable to that increase, as well as a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status.”) We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider rather than increasing your Face Amount under your policy. See “Policy Payment Information - Changing the Face Amount of Your Policy” and “Policy Payment Information - Changing Your Life Insurance Benefit Option”.
Three-Year No-Lapse Guarantee
The policy offers a three-year no-lapse guarantee. This benefit ensures that your policy will remain in effect during the first three Policy Years (the “guarantee period”) regardless of your account performance, provided that your policy premium payments satisfy the minimum premium test. (See “No-Lapse Guarantee” for information on premiums required to pass the test.) In the thirty-seventh month and later, if there is insufficient Net Cash Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that notice is not paid, the policy will lapse. The guarantee period will end before the third policy anniversary if: (1) your premium payments do not pass the minimum premium test, (2) you change the Face Amount of the policy or the Life Insurance Benefit option resulting in a change in Face Amount, (3) you add or delete any riders to the policy, (4) you increase or decrease rider coverage amounts, or (5) there is a change in underwriting class of the insured. This benefit is subject to state availability.
Cash Value
The Policy has a Cash Value, which is the total value of your policy’s accumulation units in the Separate Account, plus any amount in the Fixed Account and the DCA Plus Account. With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. The Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges we deduct, and your premium payments.
The Cash Surrender Value is the amount we will pay you if you surrender your policy. This is equal to the Cash Value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. See “Description of the Policy – Cash Value” and “Surrenders”.
Liquidity through Loans and Partial Withdrawals
You can access your policy’s Cash Surrender Value through loans. Your policy will be used as collateral to secure any policy loan. You can borrow up to 90% of your policy’s Cash Value (less any surrender charges and, in the first Policy Year, any additional contract charges that apply).
You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy’s Cash Value, Net Cash Value and your Life Insurance Benefit. If a partial withdrawal would cause your policy to fall below the policy’s minimum Face Amount requirement, we reserve the right to require a full surrender. Certain charges will apply. Partial withdrawals can result in a taxable event. Please consult your tax advisor regarding the tax implications of a partial withdrawal. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses noted on the first page of this prospectus. See “Partial Withdrawals and Surrenders—Partial Withdrawals”).
Investment Options
This policy offers you a choice of 75 Investment Divisions, the Fixed Account, and the DCA Plus Account. You can choose a maximum of 21 Investment Options for Net Premium payments from among the 75 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among the Investment Options tax free and within the limits described in the prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy. See “Investment Divisions, the Fixed Account and DCA Plus Account” and “Appendix: Eligible Portfolios Available Under the Policy.”
Automated Investment Features
There are five administrative options available to help you manage your policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing,Dollar-Cost Averaging (DCA),Dollar-Cost Averaging Plus, Expense Allocation, and Interest Sweep. See “Options Available at No Additional Charge.”
Optional Riders
The policy offers additional insurance coverage and other benefits through optional riders, including accelerated death benefits, spousal insurance benefits, and benefits that waive monthly charges in certain situations like disability. Certain riders have costs associated with them. These benefits and costs are summarized in the Table contained in the section on “Additional Benefits Through Riders and Options”.
Policyowner Support
As a policyowner, you have access to the following resources if you have questions about your insurance policy: (1) online service at www.newyorklife.com, a password-protected Internet website, (2) toll-free telephone support through the VPSC (1-800-598-2019), and (3) your registered representative. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus.
A Highly-Rated Company
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 170 years of experience in the offering of insurance products. NYLIAC has received the following ratings: A++ (Superior) from A.M. Best; AAA (Exceptionally Strong) from Fitch; Aaa (Exceptionally Strong) from Moody’s; and AA+ (Very Strong) from Standards and Poor’s. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account and DCA Plus Account, NYLIAC's claims-paying ability and financial strength. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy or making withdrawals. Please refer to your policy Data Page for information about the guaranteed minimum fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, make withdrawals, transfer Cash Value between Investment Options, or exercise certain rider options.
Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge Imposed on Premium Payments	When premium payment is applied up to age 100	Guaranteed Maximum: 4.75% of all premium payments Current: 2.75% of all premium payments up to the Surrender Charge Premium[1]; 1.25% of all premium payments over the Surrender Charge Premium
Tax Charges:	When premium payment is applied up to age 100	All taxes may vary over time Charges as a percentage of all premium payments Guaranteed Maximum: subject to tax law changes (NYLIAC otherwise does not guarantee any maximum tax charges)
State Premium Tax Charge		Current: 2%
Federal Tax Charge
•Non-Qualified Policy		Current: 1.25%
•Qualified Policy		None
Deferred Sales Charge
•Surrender Charge (Series 1)[3]
On Surrender or lapse in first 15
years

On Face Amount decrease within 15
years [after a Face Amount increase]

On Surrender in first 15 years after a
Face Amount increase or Face
Amount decrease within 15 years
after an increase

The lesser of: (1) 50% of total
premium payments under the policy
or (2) a percentage of the Surrender
Charge Premium applicable to the
Policy Year[2]

Charge per $1000 of Face Amount:

Minimum and Maximum Guaranteed
Charge: $8.80—$51.63

Minimum and Maximum Current
Charge: $8.80—$51.63

Maximum Guaranteed Representative Investor Charge (Male, Age 36, Preferred rating) for $250,000 of Face Amount		$15.71 per $1000 of Face Amount
Current Representative Investor Charge (Male, Age 36, Preferred rating) for $250,000 of Face Amount		$15.71 per $1000 of Face Amount

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
•Surrender Charges (Series 2)[3]
On Surrender or lapse in first 15
years or Face Amount

On decrease within 15 years after a
Face Amount increase

On Surrender in first 15 years after a
Face Amount increase or Face
Amount decrease within 15 years
after an increase

The lesser of: (1) 50% of total
premium payments paid under the
policy less the cumulative monthly
contract charge incurred for the first
3 Policy Years or (2) a percentage of
the Surrender Charge Premium
applicable to the Policy Year[2]

Charge per $1000 of Face Amount:

Minimum and Maximum Guaranteed
Charge: $8.80—$51.63

Minimum and Maximum Current
Charge: $8.80—$51.63

Maximum Guaranteed Representative Investor Charge (Male, Age 36, Preferred rating) for $250,000 Face Amount		$15.71 per $1000 of Face Amount
Current Representative Investor Charge (Male, Age 36, Preferred rating) for $250,000 Face Amount		$15.71 per $1000 of Face Amount
Other Surrender Charges:
•Policy Surrender Charge During First Policy Year[3]	Surrender or lapse in first year	Guaranteed Maximum: $220
•Partial Withdrawal Charge	At time of partial withdrawal	Current/Guaranteed Maximum: Lesser of $25 or 2% of amount of withdrawal.5
Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: $0
Living Benefits Rider	When you exercise the benefit	$150 (one-time)
Insurance Exchange Rider	When you exercise the benefit
A one-time payment equal to 103%
of the excess amount of the Cash
Surrender Value of the new policy
over the Cash Surrender Value of
the existing policy at the time of
exercise. If there is not excess
amount, the one-time fee will not be
charged.[6]

1
For purposes of calculating the Sales Expense Charge, the Surrender Charge Premium on the Policy Data Page is set at the time your policy is issued and can change if you change the Face Amount of your policy.
2
For Series 1—The percentage of the Surrender Charge Premium applicable by Policy Year will be: 100% in Policy Years 1-3; 93% in Policy Year 4; 86% in Policy Year 5; 79% in Policy Year 6; 72% in Policy Year 7; 65% in Policy Year 8; 58% in Policy Year 9; 51% in Policy Year 10; 44% in Policy Year 11; 37% in Policy Year 12; 30% in Policy Year 13; 23% in Policy Year 14; 15% in Policy Year 15; and 0% in Policy Years 16 and beyond. For Series 2—The percentage of the Surrender Charge Premium applicable by Policy Year will be: 100% in Policy Years 1-3, 93% in Policy Year 4, 86% in Policy Year 5, 79% in Policy Year 6, 72% in Policy Year 7, 65% in Policy Year 8, 58% in Policy Year 9, 51% in Policy Year 10, 44% in Policy Year 11,

37% in Policy Year 12, 29% in Policy Year 13, 19% in Policy Year 14, 9% in Policy Year 15, and 0% in Policy Years 16 and beyond. Since the percentage of the Surrender Charge Premium applicable for both Series 1 and 2 is lower in later Policy Years, the maximum Surrender Charge is reduced over time. The Surrender Charge Premium on the Policy Data Page varies by gender, issue age, and classification of the insured as a smoker or nonsmoker. For a Face Amount decrease, the Surrender Charge is the difference between (1) and (2) where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge on the new decreased Face Amount.
3
We will not deduct a surrender charge if:
•
we cancel the policy (other than policy lapse) pursuant to the Policy’s contestability provisions (See Additional Policy Provisions—Limits on Our Rights to Challenge Your Policy);
•
we pay proceeds upon the death of the insured;
•
we pay a required Internal Revenue Service minimum distribution; or
•
the policy is out of the surrender charge period.
4
The Guaranteed Maximum charge illustrated above is based on a Unisex rate, Age 65, Standard Rating and a $100,000 Face Amount. The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 – monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between date of surrender/lapse and the earlier of the reinstatement date and the first anniversary of the Policy Date].
5
The partial withdrawal charge is applied only in the event of a partial withdrawal. It is not charged upon a full surrender of the policy.
6
If the Cash Surrender Value of the new policy after the exchange is zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.
The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Eligible Portfolio’s fees and expenses.
Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance:[1,2]	Monthly to age 100	Charge per $1000 of Net Amount of Risk Minimum and Maximum Guaranteed Charge: $0.06—$83.33 Minimum and Maximum Current Charge: $0.053—$83.275
Maximum Guaranteed Initial Charge for a Representative Investor (Male, Age 36, and Preferred Rating) for a $250,000 Face Amount:		$0.15 per month for the first Policy Year[5]
Current Initial Charge for a Representative Investor (Male, Age 36, and Preferred Rating) for a $250,000 Face Amount:		$0.075 per month for the first Policy Year
Monthly Contract Charge	Monthly
Policy Year 1		Current: $30 Guaranteed Maximum: $31
Policy Year 2+		Current: $10 Guaranteed Maximum: $11

Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Mortality & Expense Risk Charges (Series 1)	Daily	Charged as a percentage (annualized) of each Investment Division’s average daily net asset value Guaranteed Maximum: 0.80% Current: 0.50%
Mortality & Expense Risk Charges (Series 2)	Monthly	Charged as a percentage (annualized) of the Separate Account Value Guaranteed Maximum: 0.80% Current: 0.50%
Separate Account Administrative Charge	Monthly to age 100	Guaranteed Maximum: 0.20% (annualized) of the Separate Account Value Current: declining scale based on Separate Account Value:
		Separate Account Value	Administrative Charge
		Less than $10,000	0.20%
		At least $10,000 but less than $20,000	0.15%
		At least $20,000 but less than $30,000	0.10%
		At least $30,000 but less than $50,000	0.05%
		$50,000 or more	0%
Riders:
•Accidental Death Benefit Rider (ADB)[1]	Monthly until rider expires
Charge per $1000 of Face Amount per month

Minimum and Maximum Guaranteed Charge: $0.05—
$0.45 (for policies applied for on or after May 1, 2014);
$0.15 (for policies applied for before May 1, 2014) per
month

Minimum and Maximum Current Charge: $0.05— $0.45
per month

Maximum Guaranteed Charge for Representative Investor: (Male, Age 36, Preferred Nonsubstandard Rating)		$0.06 per month for the first Policy Year
Current Charge for a Representative Investor (Male, Age 36, and Preferred Rating)		$0.06 per month for the first Policy Year
•Children’s Insurance Rider	Monthly until rider ends.	$0.45 per $1000 of Face Amount

Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
•Guaranteed Insurability Rider(GIR)[1]	Monthly until rider ends.	Charge per month $1000 of Guaranteed Insurability Option amount Minimum and Maximum Guaranteed Charge: $0.04—$0.46 Minimum and Maximum Current Charge: $0.04—$0.46
Maximum Guaranteed Charge for a Representative Investor (Male, Age 36, Preferred Nonsubstandard Rating):		$0.16 for the first Policy Year
Current Charge for a Representative Investor (Male, Age 36, Preferred Rating)		$0.16 for the first Policy Year[5]
•Guaranteed Minimum Death Benefit Rider (GMDB)[3]	Monthly until rider ends.	$0.01 per $1000 of Face Amount coverage of policy and riders[4]
•Life Extension Benefit Rider[1] (Series 2 only)	Monthly beginning at age 90.	Charged as a percentage of the Cost of Insurance Charge Minimum and Maximum Guaranteed Charge: 1%—74% Minimum and Maximum Current Charge: 1%—74%
Maximum Guaranteed Charge for a Representative Investor (Male, Age 36, Preferred Nonsubstandard Rating)		46% for the first Policy Year
Current Charge for a Representative Investor (Male, Age 36, and Preferred Rating)		46% for the first Policy Year[5]

Periodic Charges Other Than Funds' Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
•Monthly Deduction Waiver Rider[1]	Monthly until rider ends.
Charged as an annual percentage of Monthly Deduction
Charges[6]

Minimum and Maximum Guaranteed Charge:
8%—231% (for policies applied for on or after May 1,
2014); 8%—77% (for policies applied for before May 1,
2014)

Minimum and Maximum Current Charge: 8%—231% (for
policies applied for on or after May 1, 2014); 8%—77%
(for policies applied for before May 1, 2014)

Maximum Guaranteed Charge for a Representative Investor (Male, Age 36, Preferred Nonsubstandard Rating)		11% for the first Policy Year
Current Charge for a Representative Investor (Male, Age 36, and Preferred Rating)		11% for the first Policy Year[5]
•Spouse’s Paid-Up Insurance Purchase Option Rider		No charge
•Term Insurance on Other Covered Insured Rider (OCI)[1]	Monthly until rider ends.	Charge per $1000 of term insurance Minimum and Maximum Guaranteed Charge: $0.03655—$83.33 Minimum and Maximum Current Charge: $0.03655—$83.33
Maximum Guaranteed Charge for a Representative Investor: (Male, Age 36, Preferred, Nonsubstandard Rating)		$0.15 for the first Policy Year
Current Charge for a Representative Investor: (Male, issue age 36, Preferred Rating)		$0.15 for the first Policy Year[5]
Loan Interest	Accrues daily and compounds annually (while loan is outstanding)[6]	Guaranteed Maximum: 8% annually Current: 6% annually
1
This cost varies based on characteristics of the insured, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
2
The cost of insurance shown here does not reflect any applicable Flat Extra charge, which may be imposed based on our underwriting. Even if a Flat Extra is imposed, your Cost of Insurance Charge will never exceed the Guaranteed Maximum Charges listed in the table above. For more information on Flat Extra charges, see the sections on "Definitions" and "Charges Associated with the Policy—Deductions from Cash Value—Charge for Cost of Insurance Protection.”
3
This rider is not available with Life Insurance Option 3.

4
Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class, and coverage amount. The longer the coverage period selected, the greater the required premium.
5
A representative insured (male, age 36, preferred rating, $250,000 Face Amount) would pay the charges shown if he were to choose these riders. To obtain more information about particular rider charges as they apply to your policy, please contact your registered representative.
6
The charges for the Monthly Deduction Waiver Rider are calculated as percentages of the Monthly Deduction Charges. As such, the percentage charges cited in the table reflect both the percentages for each Monthly Deduction Charge and the cumulative annual Monthly Deduction Charges.
7
Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information.
Eligible Portfolios’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets during the year ended December 31, 2020. Portfolio expenses may change from year to year, and hence, may be higher or lower in the future. You may pay these expenses periodically during the time that you own the policy while invested in any of the Investment Divisions of the Separate Account. A complete list of the underlying Eligible Portfolios available under the policy, including their annual fees and expenses, is contained in an Appendix at the back of this prospectus.
Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.14%	1.62%
Net Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.12%	1.23%
1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2020. This information is provided by the Funds and their agents. The information is based on 2020 expenses.
2
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Portfolios that require a Portfolio’s investment adviser to reimburse or waive portfolio expenses through at least April 30, 2022.

Summary of Principal Risks of Investing in the Policy

Many benefits of the NYLIAC VUL 2000 life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI. See “Overview of the Policy—3. Summary of Primary Features.” Capitalized terms used in this prospectus have the same meaning as in the “Definitions” section above.
Investment Risk
While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objective and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions or Eligible Portfolios. You bear the entire investment risk for all amounts allocated to the Separate Account Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.
Portfolio Risks
The Investment Divisions involve the risk of poor investment performance. A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.
Risk of Lapse (especially on minimally-funded policies)
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.
A policy that has a Net Cash Value just sufficient to cover monthly deductions and other charges, or that is otherwise minimally funded, is less likely to maintain its Net Cash Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no-lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.
Risk of Lapse from Policy Loans
The larger a loan becomes relative to the policy’s Net Cash Value, the greater the risk that the policy’s Net Cash Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding policy loan principal and will also accrue interest.
A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.
Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.
Limitations on Access to Cash Value (Liquidity Risk)
The policy is generally not a liquid investment. During the first fifteen years of the policy, or within fifteen years after you increase the Face Amount, surrender charges will apply to you. The policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your cash value through withdrawals, including surrender charges, partial withdrawal fees, possible tax consequences, adverse impacts on policy benefits, increased risk of policy lapse, and administrative requirements.
A withdrawal will reduce your policy’s Cash Value by the amount withdrawn plus any applicable charges. If the policy’s Net Cash Value is reduced to a point where it cannot meet the monthly deductions, your policy may lapse and terminate. A withdrawal may also reduce your policy’s Face Amount and may have adverse tax consequences.
Accessing Cash Value through policy loans also has costs, increases the risk of policy lapse, may have adverse tax consequences, and may negatively impact your Cash Value and other policy benefits.
Tax Risks
The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the policyowner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount. In addition, Congress may change the present federal income tax laws that apply to your policy, or the IRS may change current interpretations thereof, which change may occur without notice, and could have retroactive effects, regardless of the date of enactment or publication, as the case may be.
Potential for Increased Charges
The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges stated in your policy. (See “Table of Fees and Expenses” for more information.)
Potentially Harmful Transfer Activity
This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
•
portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
•
increased administrative and Fund brokerage expenses; and/or
•
dilution of the interests of long-term investors.
An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

Insurance Company Risks; Risks Affecting our Administration of Your Policy
NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “Management and Organization—Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “Management and Organization—Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)
NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.
Management And Organization

Insurer
New York Life Insurance and Annuity Corporation (“NYLIAC”)
(a wholly owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010
Your Policy
The policy was offered by NYLIAC. The Policy has two series (Series 1 and 2) that are no longer offered for sale. However, we still accept additional premiums under existing policies. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). Both Series 1 and Series 2 of the policy offer (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount of insurance (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and withdrawals, and (6) the ability to invest in up to 21 Investment Options, including the Investment Divisions, the Fixed Account and/or the DCA Plus Account. The DCA Plus Account is only available for new sales of Series 2 policies.
The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.
Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. The material state variations are specified in the “State Variations” appendix to this prospectus. All state variations will be included in your policy, or in riders or endorsements attached to your policy. Please contact your registered representative or us for specific information that may be applicable to your state.
About the Separate Account
NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.
The Separate Account currently includes the 75 Investment Divisions available under the policy. After the end of the Free Look period, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.
Our Rights
We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.
Specifically, we reserve the right to:
•
add, close, substitute, or remove any Investment Division (and the shares of an associated Eligible Portfolio);
•
create new separate accounts;
•
combine the Separate Account with one or more other separate accounts;
•
operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•
deregister the Separate Account under the 1940 Act;
•
manage the Separate Account under the direction of a committee or discharge such committee at any time;
•
transfer the assets of the Separate Account to one or more other separate accounts;
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restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and
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change the name of the Separate Account.
We may remove an Investment Division if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner’s instructions, except as permitted by law.
The Fixed Account and the DCA Plus Account
The Fixed Account and the DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

How To Reach Us For Policy Services
You can reach us by mail, by telephone or online.
Written Service Requests
Most service requests are required to be in writing and all must be in Good Order. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed service requests, however we reserve the right to accept them at our discretion.
All NYLIAC requirements must be met in order for us to deem your request in Good Order and process it. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.
Telephone Service Requests
For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).
Online Service at www.newyorklife.com
Through www.newyorklife.com, you can get up-to-date information about your policy and request fund transfers and allocation changes. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (See “Description of the Policy-Limits on Transfers” for more information).
In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. Through www.newyorklife.com, you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.
Transfers and allocation changes received after 4:00 p.m. (Eastern Time) or on a non-Business Day, will be processed and priced as of the next Business Day.
We make online service at www.newyorklife.com available at our discretion. In addition, availability of online service may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Currently, online service at www.newyorklife.com is available Monday through Friday, from 6:00 a.m. to 4:00 a.m., Saturdays from 6:00 a.m. to 2:00 a.m., and Sundays from 7:00 a.m. to 1:00 a.m. (Eastern Time).
After login at www.newyorklife.com, you can:
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e-mail your registered representative or the VPSC;
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obtain current policy values;
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transfer assets between investment options;
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change the allocation of future premium payments;
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reset your password;
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change your address;

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download service forms;
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upload documents and forms;
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view and download policy statements;
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establish a new or modify an existing Automatic Asset Rebalancing arrangement;
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change your phone number or e-mail address;
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view and update beneficiary information;
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update your Client Profile or Investor Profile; and
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enroll in electronic delivery of select policy mailings and notifications.
The online service www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com after login.
Third-Party Access to Your Account
You can authorize a third party, including a joint policyowner, to access your policy information and make transfers among Investment Divisions and/or the Fixed Account, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. You may also authorize your registered representative to make transfers among Investment Divisions and/or the Fixed Account by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.
Registered Representative Actions
You may authorize us to accept electronic or telephone instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. Only your registered representative can make these requests by telephone. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.
To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading and Partial Withdrawal Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with our procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.
We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial withdrawal, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and the DCA Plus Account” or “Partial Withdrawals” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Information Systems Failures And Cybersecurity Risks
NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. We rely on technology, including digital communications and data storage networks and systems to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues;  (ii) impact our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release, loss and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks From Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks - not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.
Funds And Eligible Portfolios
The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.
We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.
Specific information regarding the Portfolios of each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-adviser; (4) current expenses; and (5) investment performance, is available in Appendix: Eligible Portfolios Available Under the Policy. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio. Please contact us at 1-800-598-2019, or contact your registered representative, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).
The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to Qualified Policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.
The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.
We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolios levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment selections should be based on a thorough investigation of all the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 75 Investment Divisions, the Fixed Account, and the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus.
The Investment Divisions offered through this policy and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.
Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from the portfolio.
Executive Order 13959 – Investments in Communist Chinese Military Companies
A November 2020 Executive Order generally prohibits transactions in investments (including derivatives) that provide exposure to Communist Chinese military companies (“covered securities”). This applies to mutual funds, and therefore applies to investments by the mutual fund portfolios offered in the Investment Divisions in the Policy. NYLIAC has received assurances from the Funds that they will comply with that Executive Order. The restrictions therefore prevent the Funds from making investments in covered securities.
In addition to the prohibition on new investments, the Executive Order also requires that investments already held in covered securities be divested by November 11, 2021. Accordingly, if a Fund does not completely divest of any covered securities, then it is possible that we could not allow contract owners to make any new investment in that Fund (by premium allocation or transfer), and we could even require that contract owners move any Cash Value they have in that Fund out of that Fund. We will notify you if we take either of those actions.
Reinvestment
We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.
The Franklin Templeton Model Portfolios
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.
Conflicts of Interest Relating to the Model Portfolios
LMPFA’s affiliated subadviser QS Investors, LLC (“QS Investors”) selected the initial composition of each Model Portfolio. Thereafter, QS Investors will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS Investors, have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS Investors. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and QS Investors, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts.
These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. However, only LMPFA and QS Investors will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. LMPFA and QS Investors receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
LMPFA and QS Investors are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds and receives a management fee from the fund. LMPFA and QS Investors, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.
Investment Return
The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.
The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.
We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than the GMIR. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest rates will fluctuate for the entirety of holdings in the Fixed Account, while each premium payment paid into the DCA Plus Account will receive one rate of interest for the entire time it is in the DCA Plus Account. Interest accrues and is credited on a daily basis.

Voting
We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.
We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.
We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. To the extent required by any applicable SEC order, any shares beneficially owned by NYLIAC or its affiliates will also be proportionately voted in accordance with those instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

Charges Associated With The Policy

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)
Deductions From Premium Payments
When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.
Sales Expense Charge
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Surrender Charge Premium—We deduct, from any premium payment, a sales expense charge based on your policy’s initial Surrender Charge Premium. Your initial Surrender Charge Premium is set at the time your policy is issued. You can find this initial Surrender Charge Premium on the Policy Data Page of your policy. Your Surrender Charge Premium will be adjusted only if you change the Face Amount of your policy.
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Current—We currently deduct an annual sales expense charge of 2.75% of premium payments up to the Surrender Charge Premium in any Policy Year. Once premium payments equal to the Surrender Charge Premium for a given Policy Year have been paid (the “Annual Surrender Charge Premium Threshold”), we deduct a reduced sales expense charge of 1.25% from any additional premiums paid in that same Policy Year.
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Guaranteed Maximum—We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid.
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Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Surrender Charge Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.
The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.
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Payments in Excess of the Surrender Charge Premium
As noted above, in any given Policy Year, once the premiums you have paid exceed the Annual Surrender Charge Premium Threshold, we will deduct a reduced sales expense charge (1.25% vs. 2.75%) from additional premium payments made in that Policy Year. However, if those same premium payments are made in the following Policy Year, they would once again be subject to the current sales expense charge of 2.75% up to the Surrender Charge Premium for that Policy Year.
For example, for a Series 1 or 2 policy with an anniversary of January 1 and a Surrender Charge Premium of $1,000:
•
If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Surrender Charge Premium, we would deduct a reduced sales expense charge on that payment of $500 x 0.0125 or $6.25.
•
If, instead, you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0275 or $13.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Surrender Charge Premium Threshold for Policy Year 2 had not yet been met.
The difference in current sales expense charges deducted on this payment—$6.25 versus $13.75—is due to the interaction between payment timing and the Surrender Charge Premium. If the payment is made in the same Policy Year in which the Annual Surrender Charge Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if it is made in a Policy Year in which the Annual Surrender Charge Premium Threshold has not yet been met.
As this example demonstrates, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider this information in deciding in which Policy Year to make your premium payments.
State Premium Tax Charge
Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners, currently ranging from 0% to 3.5% of premium payments. (This premium tax may be higher in certain U.S. territories.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.
Federal Tax Charge
For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.
Deductions From Cash Value
Each month, we will deduct a monthly contract charge, a monthly cost of insurance charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. In addition, we will deduct a Separate Account administration charge for Series 1 and 2 and a Mortality and Expense Risk charge for Series 2 from the Separate Account Value. If you have elected the Expense Allocation option, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.
We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment and underwriting approval in Good Order. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Monthly Contract Charge
On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including collecting premium, recordkeeping, processing claims, and communicating with policyowners.
Currently, we deduct a monthly contract charge of $30 per month from policies in their first Policy Year, and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge more than $31 per month for the monthly contract charge during the first Policy Year, and $11 per month thereafter.
Charge For Cost Of Insurance Protection
On each Monthly Deduction Day we deduct a charge from the Cash Value for the cost of providing a Life Insurance Benefit to you. This charge is calculated by multiplying the Net Amount at Risk by the sum of a monthly cost of insurance rate and any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The Net Amount at Risk is equal to the difference between the policy’s Life Insurance Benefit divided by 1.00327 and its Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. Cash Value varies based on the performance of the Investment Division chosen, any loans outstanding, charges, and premium payments.
We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors, including, but not limited to, the Insured’s issue age, gender, underwriting class, and Policy Year. The monthly cost of insurance rate also depends on the Face Amount of the policy plus the amount of any term insurance in effect. We calculate the cost of insurance charge for the initial Face Amount separately from the cost of insurance for any increase in the policy's Face Amount. If you request and we approve an increase in your policy’s Face Amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.
On each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy. We base the monthly cost of insurance rate applied to your policy on our current cost of insurance rates. We may change these rates from time to time based on changes in future expectations of various factors, including, but not limited to, mortality, investment income, expenses, and persistency. In some cases, a Flat Extra charge may be deducted as part of the monthly cost of insurance charge due to an insured’s circumstances including, but not limited to, his or her medical condition, occupation, motor vehicle or aviation record. The current cost of insurance rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the Insured’s underwriting class is standard or better, we base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary Mortality Table. We base the guaranteed rates for policies that provide coverage for Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.
Mortality And Expense Risk Charge (Series 2 only)
We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge. We may use any profit derived from the charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.
•
Current—We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.50%, or $5 per $1,000, of the Separate Account Value. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.
•
Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the Separate Account Value.
Separate Account Administrative Charge
On each Monthly Deduction Day, we deduct an administrative charge each month equal to a percentage of the Separate Account Value as of that Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.20%, or $2 per $1,000, of the Separate Account Value. We currently do not deduct this charge if the Separate Account Value is at least $50,000.
Rider Charges
Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)
Expense Allocation Option
With the Expense Allocation feature, you choose how to allocate deductions from your Cash Value. These include the monthly cost of insurance charge, the monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge (Series 2 only), the Mortality and Expense Risk charge (Series 2 only), and the charge per $1,000 of your policy’s Current Face Amount (Series 2 only) or of Initial Face Amount (Series 1 only), not including riders. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the MainStay VP U.S. Government Money Market Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.
If the values in the MainStay VP U.S. Government Money Market Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses to be allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned portion of the Fixed Account and/or DCA Plus Account.
Separate Account Charges
Mortality And Expense Risk Charge (Series 1 only)
We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. Each day, we deduct a Mortality and Expense Risk charge. We may use any profit derived from the charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.
•
Current—We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.50%, or $5 per $1,000, of the average daily net asset value of each Investment Division. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.
•
Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the average daily net asset value of each Investment Division.
Charges For Federal Income Taxes
We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.
Fund Charges
Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the accumulation unit value. The accumulation unit value reflects the investment advisory fees and other expenses that are deducted on each Valuation Day from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.
Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.
Transaction Charges
Surrender Charges
The surrender charge is in addition to the Sales Expense Charge. Your policy may be subject to a surrender charge if you take any of the following actions during the first 15 Policy Years.
(a)
You fully surrender your policy;
(b)
You request a Face Amount decrease;
(c)
You request a partial withdrawal that results in a Face Amount decrease; or
(d)
You request a change to your Life Insurance Benefit Option that results in a Face Amount decrease.
In addition, if you request an increase to the Face Amount of your policy, a new set of surrender charges and new 15 year surrender charge period will apply to the amount of the increase.
•
Charges in Policy Years 1-15 (Series 1 only)—The Surrender Charge we deduct is the lesser of 1 or 2:
1.
50% of the total premiums you have paid under the policy; or

2.
A percentage (which changes by duration) of the Surrender Charge Premium shown in the table below for the applicable Policy Year. The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or increase or decrease the Face Amount of your policy is described below.
Policy Year	Percentage Applied
1-3	100%
4	93%
5	86%
6	79%
7	72%
8	65%
9	58%
10	51%
11	44%
12	37%
13	30%
14	23%
15	15%
16+	0%
Example: Assume that a policyowner (a) has a policy with a Surrender Charge Premium of $1,495.00, (b) has paid $3,500.00 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of (i) 100% of the Surrender Charge Premium ($1,495.00) or (ii) 50% of the total premiums paid ($1,750.00). In this case, the surrender charge would be $1,495.00.
•
Charges in Policy Years 1-15 (Series 2 only)—The Surrender Charge we deduct is the lesser of 1 or 2:
1.
50% of (a-b) where
(a)
= Total premiums paid
(b)
= Cumulative monthly contract charges actually incurred for the first 3 Policy Years. The amount will never be greater than $372 in Year 1, $504 in Year 2, and $636 thereafter. (This represents a $31 monthly contract charge in Year 1, an additional $11 per month in Year 2, and an additional $11 per month thereafter.) Component (b) of the Surrender Charge formula applies only when calculating the Surrender Charge on the original Face Amount.

2.
A percentage (which changes by duration) of the Surrender Charge Premium shown in the table below for the applicable Policy Year.

Policy Year	Percentage Applied
1-3	100%
4	93%
5	86%
6	79%
7	72%
8	65%
9	58%
10	51%
11	44%
12	37%
13	29%
14	19%
15	9%
16+	0%
Example: Assume that a policyowner (a) has a policy with a Surrender Charge Premium of $1,495.00, (b) has paid $3,500.00 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy at the end of the third Policy Year. The surrender charge for the policy would be the lesser or (i) 100% of the Surrender Charge Premium ($1,495.00) or (ii) 50% of (Total premiums paid less Cumulative monthly contract charges). Fifty percent of ($3,500.00—$600.00) equals $1,450.00. In this case, the surrender charge would be $1,450.00.
Surrender Charges On Transactions Resulting In A Face Amount Decrease
If, during the first 15 policy years, you request (i) a Face Amount decrease, (ii) a partial withdrawal that results in a Face Amount decrease, or (iii) a change in your Life Insurance Benefit Option that results in a Face Amount decrease, we will deduct a Surrender Charge, if applicable. This charge will equal the difference between the Surrender Charge that we would have charged if you had surrendered your entire policy before the decrease and the Surrender Charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a Surrender Charge on a decrease or termination of any rider.
EXAMPLE:
Face Amount prior to Decrease:	$500,000
Amount of Decrease:	$100,000
Face Amount after Decrease	$400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease	$1,030
Surrender Charge Deducted	$250
Surrender Charges After A Face Amount Increase
If you increase your policy’s Face Amount (other than the increase that results from a change in your Life Insurance Benefit Option), we will apply a new Surrender Charge schedule to the amount of the increase in Face Amount. This schedule will start on the day we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured’s age on the most recent policy anniversary at the time of the increase. The original Surrender Charge schedule will continue to apply to the original Face Amount of your policy. If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:
(1)
based on the Surrender Charge associated with the last increase in Face Amount;

(2)
based on each prior increase, in the reverse order that the increases occurred; and
(3)
based on the initial Face Amount.
First-Year Lapse/Reinstatement Charge
In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from the Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is subsequently reinstated. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years (currently, $20), multiplied by the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement). It will not exceed $220.
Partial Withdrawal Charge
In addition to any applicable surrender charges, a partial withdrawal charge not to exceed the lesser of 2% of the withdrawal amount or $25 may apply upon any partial withdrawal.
Transfer Charge
We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.
Premium Payments Returned For Insufficient Funds
If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an automatic premium payment is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) that you wish to resume the arrangement and we agree to do so.
Loan Charges
We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8% in any Policy Year. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.
When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. We guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. (See “Loans” for more information.)
Rider Charges
A monthly charge will be deducted if any of the following riders are in effect: the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Guaranteed Insurability Rider, the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (Series 2 only and beginning at age 90), the Monthly Deduction Waiver Rider, and the Term Insurance on Other Covered Insured Rider. See “Table of Fees and Expenses” for more information.

•
The current periodic charges for the Accidental Death Benefit Rider, the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Life Extension Benefit Rider, the Monthly Deduction Waiver Rider and the Term Insurance on Other Covered Insured Rider will vary based on the characteristics of the insured.
A one-time charge of $150 will be applied if you exercise the Living Benefits Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. That current one-time fee to elect the benefit for Insurance Exchange Rider will vary and is based on 103% of the of the excess amount of the Cash Surrender Value of the new policy over the Cash Surrender Value of the existing policy at the time of exercise. If there is no excess amount, the one-time fee will not be charged.
The fees and charges for the riders specified above will never be greater than the maximum charges specified in the Table of Fees and Expenses. See “Table of Fees and Expenses” for more information about specific charges for the riders.
Commissions Paid To Dealers
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 8.7% per year. (This figure is a percentage of planned annual premiums of $3,000 and assumes a discount rate of 6%. Additional assumptions for the VUL 2000 product are: Male, issue age 36, issued Preferred, with an initial Face Amount of $250,000.) Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums and additional compensation based on a percentage of a policy’s Separate Account Value, less any policy loans, beginning in Policy Year 4.
The commissions, service fees and other compensation described above are not deducted directly from your policy’s cash value. Rather NYLIAC and its affiliates pay these expenses from the Sales Expense Charges, other charges under the policies and other resources.

Description Of The Policy

The Parties
There are three important parties to the Policy: the policyowner (or contract owner), the Primary Insured, and the beneficiary. One individual can have one or more of these roles. Each party plays an important role in a Policy.
POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:
•
increase/decrease the Face Amount
•
choose a different Life Insurance Benefit Option (except that a change cannot be made to Option 3)
•
elect/add/delete riders
•
change a beneficiary
•
choose/change underlying Investment Options
•
take a loan against or take a partial withdrawal from the Cash Surrender Value of the policy.
The current policyowner (on Non-Qualified Plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in Good Order and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well.
PRIMARY INSURED: The person whose life is insured under the policy. This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.
BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.
Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
The Policy
The policy provides life insurance protection on the named insured. We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured dies.
The policy offers:
1.
flexible premium payments where you decide the timing and amount of the payment;
2.
a choice of two Life Insurance Benefit Options for Series 1 and three choices for Series 2;
3.
access to the policy’s Cash Surrender Value through loans and partial withdrawal privileges (within limits);
4.
the ability to increase or decrease the policy’s Face Amount of insurance (within limits);
5.
a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum premiums have been paid (this feature is not available in New Jersey (Series 1 and Series 2) and Texas (Series 2));
6.
additional benefits through the use of optional riders; and

7.
a selection of premium and expense allocation options, consisting of 75 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate of 3%. We will never declare a rate less than the guaranteed minimum Fixed Account interest rate stated on the Data Page of your policy.
Except in New Jersey (Series 1 and Series 2) and Texas (Series 2), during the first three Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Net Cash Value of your policy is sufficient to pay your policy’s monthly deductions.
Series 1 and 2 offer you a choice of either a level Life Insurance Benefit equal to the Face Amount of your policy, (Option 1), or a Life Insurance Benefit that varies and is equal to the sum of your policy’s Face Amount and Cash Value (Option 2). If you choose Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the Investment Options you select. However, your policy’s Life Insurance Benefit will never be less than the Face Amount of your policy. In addition, Series 2 offers a third option (Option 3) of a Life Insurance Benefit that varies and equals the sum of your policy’s Face Amount and the Adjusted Total Premium. The death benefit proceeds will be reduced by any outstanding loans and accrued loan interest.
How The Policy is Available
The policy was available as a Non-Qualified or a Qualified Policy. We issued Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insureds should be disregarded as it relates to Qualified Policies. The policy is only available on the basis of full medical underwriting.
Policy Premiums
Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may need to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)
Cash Value
The Cash Value of this policy at any time is equal to the total value of your policy’s accumulation units in the Separate Account and any amount in the Fixed Account and/or DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:
•
the amount and frequency of the premium payments;
•
the investment experience of the Investment Divisions you choose;
•
the interest credited on the amount in the Fixed Account and DCA Plus Account;
•
the amount of any partial withdrawals you make (including any charges you incur as a result of such surrenders); and
•
the amount of charges we deduct.
The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Partial Withdrawals and Surrenders” for details about surrendering your policy.)
Investment Divisions, The Fixed Account and the DCA Accounts
The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the 75 Investment Divisions, the Fixed Account and/or DCA Plus Account.
Amount In The Separate Account
We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.
We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.
Amount In The Fixed Account and and the DCA Plus Account
You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account.
The amount you have in the Fixed Account and/or DCA Plus Account equals:
(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;
plus
(2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);
plus
(3) any interest credited to the Fixed Account and/or DCA Plus Account;
less
(4) any amounts you have withdrawn from the Fixed Account and/or DCA Plus Account;
less
(5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;
less
(6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.
Transfers Among Investment Divisions, The Fixed Account And and the DCA Plus Account
You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 of the 75 Investment Divisions, the Fixed Account and/or the DCA Plus Account.
You can request a transfer under the following conditions:
•
Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.
During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply if the Primary Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the

Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.
•
Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.
Minimum transfer limitations do not apply on transfers made from the DCA Plus Account to the Investment Divisions or the Fixed Account.
•
Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen. (This will apply even in cases in which you have reached the Maximum Transfer amount outlined above).
•
Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, DCA Plus, and Interest Sweep options as a transfer toward the twelve transfer limit.
How to request a transfer:
(1)
submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);
(2)
speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or
(3)
make your request online by logging into www.newyorklife.com.
We do not currently accept faxed or e-mailed transfer requests; however we reserve the right to accept them at our discretion. Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)
Limits On Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
•
reject a transfer request from you or from any person acting on your behalf
•
restrict the method of making a transfer
•
charge you for any redemption fee imposed by an underlying Fund
•
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests transfers—either by telephone or electronically—into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received in Good Order by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019). We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP U.S. Government Money Market Investment Division from the General Account and transfers made pursuant to the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
•
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Funs Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)
The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
•
Other insurance companies, which invest in the Fund Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Fund Portfolios.
•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on Portfolio management, such as:
a)
impeding a Portfolio manager’s ability to sustain an investment objective;
b)
causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying Fund Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Additional Benefits Through Riders
Subject to jurisdictional availability, you can apply for these additional benefits by selecting one or more optional riders. With the exception of the Insurance Exchange Rider and the Spouse’s Paid-Up Insurance Purchase Rider, which are available without any additional charge, any riders you choose will have their own charges. The Living Benefits Rider assesses a one-time charge if it is exercised. (See “Table of Fees and Expenses” for more information.) The Living Benefits and Insurance Exchange Riders are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Life Extension Benefit Rider and Guaranteed Minimum Death Benefit Rider can be elected only on the issuance of the Policy; all other riders can be elected at any time, subject to age restrictions, provided they are available in your state of issue. See “State Variations” for a list of riders (if any) that are not available in your state. Please note that the examples provided below are intended to illustrate the operation of the riders. The rates and values actually applicable to your policy will vary from those presented.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Three-Year No-Lapse Guarantee (not available in New Jersey — Series 1 & 2; and Texas — Series 2)	Guarantees that the policy will not lapse during the first three Policy Years if it passes a minimum premium test.	Standard
•Requires that you pay
certain premiums (less any
loans and partial
withdrawals) into the policy.

•Terminates on the earliest
of date you: (i) change the
Face Amount of the policy,
including changes in the
Life Insurance Benefit
option resulting in a
change in the Face
Amount; (ii) add or delete
any riders to the policy;(iii)
increase or decrease any
rider coverage amounts; or

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
(iv) a change in underwriting class takes effect.
Guaranteed Minimum Death Benefit (GMDB) Rider
This rider guarantees that
your policy will not lapse
even if the policy’s Cash
Surrender Value is
insufficient to cover the
current monthly deductions
by waiving all policy charges
that exceed the Cash Value.
Optional
•This rider requires that you
pay certain premiums (less
any partial withdrawals and
outstanding loans) into the
policy.

•This rider is available with
a benefit period up to the
insured’s age 70, 80 or
100.

•The benefit period must be
at least 10 (ten) years.

•During the first three policy
years, this rider’s waiver of
charges will replace any
benefit under the policy’s
no-lapse guarantee.

•While monthly deductions
are being waived under the
Monthly Deduction Waiver
rider, you will not be
charged for, or receive any
benefit under, this rider.

•The waiver of charges will
not extend beyond age
100.
•Rider can only be selected
at policy issue.

Living Benefits Rider (also known as Accelerated Death Benefits Rider)	Advances a portion of the Policy Proceeds benefit upon insured having a life expectancy of 12 months or less.	Optional
•Minimum payment is
$25,000.

•Maximum payment is
$250,000 (total for all
NYLIAC and affiliated
companies’ policies).

•If you accelerate less than
100% of the eligible
proceeds, the remaining
Face Amount of your policy

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

after we pay, this benefit
must be at least $50,000.
We do not permit any
subsequent acceleration.

•A payment under this rider
will reduce your policy’s
Face Amount, rider death
benefits, monthly
deductions, Cash Value,
and any unpaid policy loan.

•There is a $150
administrative fee to
exercise the rider.

•Not available on Qualified
Policies.

Life Extension Benefit Rider (Series 2 only)	This rider provides that on the policy anniversary on which the insured is age 100, the death benefit will be the Life Insurance Benefit (rather than the Cash Surrender Value).	Optional
•The monthly charge will be
deducted beginning on the
policy anniversary on
which the insured is age
90, and continuing until
age 100.

•If the policy is in effect
when the insured reaches
age 100, all of the Cash
Value in the Separate
Account will be transferred
to the cash management
(money market) Investment
Division.
•Rider can only be selected
at policy issue.

Spouse’s Paid-Up Insurance Purchase Option Rider	Allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.	Standard
•The maximum Face
Amount of the spouse’s
new paid-up whole life
policy is the lesser of
(1) the maximum amount
of the Policy Proceeds
(before any unpaid loan is
deducted), or (2)
$5,000,000.

•However for policies issued
prior to May 13, 2005, if
the Primary Insured’s

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

spouse dies at the same
time as the Primary
Insured or within 90 days
after the Primary Insured’s
death and does not
exercise the option under
this rider, we will pay a
benefit to the spouse’s
estate equal to the
maximum amount of
insurance coverage that
could have been
purchased under this rider,
minus the premium
payment that would have
been required for that
insurance (cannot exceed
maximum of $5,000,000).

•For policies issued on or
after May 13, 2005, If the
Primary Insured’s spouse
dies at the same time as
the Primary Insured or
within 30 days after the
Primary Insured’s death
and does not exercise the
option under this rider, we
will pay a benefit to the
spouse’s estate equal to
the maximum amount of
insurance coverage that
could have been
purchased under this rider,
minus the premium
payment that would have
been required for that
insurance (cannot exceed
maximum of $2,500,000).

Accidental Death Benefit Rider	This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury.	Optional
•We will pay the additional
death benefit only if the
Primary Insured dies within
one year of such accident.

•No benefit is payable under
the rider if the death of the
insured occurs before the
insured’s first birthday or
after the policy anniversary
on which the insured is age

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
70.
Children’s Insurance Rider	Provides a level term insurance benefit on a child, stepchild, or legally adopted child (a “covered child”).	Optional
•No child is covered until the
15th day after birth.

•A covered child can be no
older than age 18 at the
time of issue.

•Coverage ends on the
policy anniversary when
the child is age 25 or the
Primary Insured is or would
have been age 65.

Guaranteed Insurability Rider	Provides right to increase Face Amount or purchase new policy without evidence of insurability on specified option dates.	Optional
•Only available to insureds
who are Issue Age 0-43

•Additional insurance
amount is limited to lesser
of $150,000 ($100,000 if
the rider was added before
May 1, 2008) or a multiple
of the Face Amount.

•Face Amount increases or
the purchase of a new
policy are limited to
scheduled option dates
and alternative option
dates only.

•Rider ends at age 46.

Insurance Exchange Rider	This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy.	Standard
•You must provide evidence
of insurability on the new
insured and have an
insurable interest in the
new insured.

•You may be required to
make a payment to
exercise this rider.

•Exercising this rider will
have tax consequences.

•This rider may be
exercised only once.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Monthly Deduction Waiver Rider
This rider provides for the
waiver of Monthly Deduction
Charges if the insured
becomes totally disabled for
at least six consecutive
months. We will waive your
Monthly Deduction Charges
as long as the disability
continues
Optional
•Only available to insureds
who are Issue Age 0-59

•If disability begins after
age 60 and before age 65,
deductions will be waived
to age 65.

•If there is no disability at
all, the rider ends at age
65.

•We require proof from time
to time that the insured is
disabled.

Term Insurance on Other Covered Insured (OCI) Rider	Provides term insurance on one or more members of the primary insured’s immediate family.	Optional
•The minimum amount of
term insurance that you
can apply for under this
rider is $25,000.

•The term insurance under
this rider ends when the
Primary Insured dies, if the
base policy ends, and
when the Primary Insured
is age 100.

•
Accidental Death Benefit Rider: This rider provides an additional death benefit if the Primary insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death benefit of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.
Example: If a policy had an Option 1 Life Insurance Benefit, Policy Proceeds and Face Amount of $250,000 and an Accidental Death Benefit of $50,000, the Life Insurance Benefit paid upon the accidental bodily injury of the Primary Insured (subject to the assumptions and restrictions above) would be $300,000.
•
Children’s Insurance Rider: This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a “covered child”). A covered child who is proposed and accepted for coverage can be no older than age 18 at the time of issue. However, no child is covered under this rider until the 15th day after birth.
If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.
When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:
•
The policy anniversary on which the covered child is age 25; or
•
The policy anniversary on which the Primary Insured, is, or would have been, age 65.
Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum Face Amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.
Example: The following illustrates the benefit available under the Children’s Insurance Rider, assuming 5 units of insurance coverage ($5,000 of Rider Face Amount) issued on a female child of the Insured, Age 12, for a rider charge of $2.25 per month ($27 annually) who dies at the beginning of Policy Year 10 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit Paid
1	$27	$27	$0
2	$27	$54	$0
3	$27	$81	$0
4	$27	$108	$0
5	$27	$135	$0
6	$27	$162	$0
7	$27	$189	$0
8	$27	$216	$0
9	$27	$243	$0
10	$0	$243	$5,000
•
Guaranteed Insurability Rider: This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability.
The additional insurance coverage can be either a new policy on the life of the insured or an increase to the existing policy’s Face Amount.
Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:
•
the marriage of the Primary Insured;
•
the birth of a living child to the Primary Insured; or
•
the legal adoption of a child by the Primary Insured.
If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.
To exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $150,000 (or $100,000 if the rider was added prior to May 1, 2008) or a multiple of the policy’s Face Amount based on the Primary Insured’s age when the policy was Issued. The multiples are set forth below:
Age At Issue	Multiple
0-21	5 times Face Amount
22-37	2 times Face Amount
38-43	1 times Face Amount
This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional Insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.
Example: If a policy had an original Option 1 Life Insurance Benefit, Policy Proceeds and Face Amount of $70,000, the Insured was 30 years old at time of Policy Issue, and the Policyowner takes the maximum amount of the additional insurance coverage at each of the Option Dates, the Face Amount of the Policy would be $810,000.
Age of Insured	Face Amount	Lesser of Eligible Face Amount Multiple or Maximum Election Amount		Permitted Election	Face Amount After Election
		Eligible Face Amount Multiple (2 X Face Amount)	Maximum Election Amount
31	$70,000	$140,000	$150,000	$140,000	$210,000
34	$210,000	$420,000	$150,000	$150,000	$360,000
40	$360,000	$720,000	$150,000	$150,000	$510,000
43	$510,000	$1,020,000	$150,000	$150,000	$660,000
46	$660,000	$1,320,000	$150,000	$150,000	$810,000
•
Guaranteed Minimum Death Benefit Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy’s Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured’s age 70, 80 or 100. This rider is available as long as the benefit period is at least ten years. You may cancel this rider at any time by sending us a signed written notice in Good Order. This rider will end on the Monthly Deduction Day on or next following receipt of your request.
In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy to keep the rider in force. The premium you must pay under this rider varies by policy and is called the monthly “Guaranteed Minimum Death Benefit (GMDB) premium.” You will find it on your Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect. If the requisite premium payments are not made, the rider will lapse.
Example: The following illustrate how the GMDB Premium Test is performed and the GMDB Benefit for a Representative Insured (Male, Age 40, Preferred rating) on a policy with $250,000 of Face Amount, Life Insurance Benefit Option 1, and a Monthly GMDB Premium (“MGP”) of $323. If the GMDB Premium Test is greater than the GMDB Required Premium, the Test is passed.

Policy Month	Monthly Premiums Paid	(a) Cumulative Premiums Paid to Date	(b) Amount of any partial withdrawals and any associated processing fees	(c) Any outstanding policy loan and accrued loan interest	GMDB Premium Test (a) – (b + c) + 1 MGP)	GMDB Required Premium	GMDB Premium Test Passed?
1	$300	$300	$0	$0	$623	$323	Yes
2	$300	$600	$0	$0	$923	$646	Yes
3	$300	$900	$0	$0	$1,223	$969	Yes
4	$100	$1,000	$0	$0	$1,323	$1,292	Yes
5	$0	$1,000	$0	$0	$1,323	$1,616	No

Policy Month	Cash Value	Available Cash Value	Surrender Charge	Cash Surrender Value	Monthly Deduction Charges	GMDB Premium Test Passed?	GMDB Keeps Policy Inforce?
1	$250	$250	$150	$50	$50	Yes	No
2	$350	$350	$300	$0	$50	Yes	No
3	$350	$350	$450	-$150	$50	Yes	Yes
4	$400	$400	$500	-$150	$50	Yes	Yes
5	$450	$450	$500	-$100	$50	No	Policy Enters Late Period
•
Insurance Exchange Rider: This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy. This rider is included in the policy at no additional cost. (See “Federal Income Tax Considerations” for more information about the tax implications of exercising this rider.) This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender.
The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.
Before we can issue the new policy, you must provide us with evidence of insurability on the new insured (requiring full medical underwriting) and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.
Under certain circumstances, you may be required to make a payment to exercise the exchange rider:
(1)
If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.

(2)
If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required.
This payment will be treated as a premium payment and will be applied to your policy.
The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.
Example: If an original policy, purchased on a Representative Insured (Male, 40, Preferred issue) with a Cash Value of $35,393 and an Option 1 Life Insurance Benefit and Face Amount of $250,000, is exchanged at Policy Year 11 (outside the Surrender Charge Period) for a Policy with the same Cash Value, Life Insurance Benefit Option, and Face Amount on an Insured (Female 50, Smoker), the exchange would result in an increase in Monthly Deduction Charges. As with the original policy, the policy resulting from the exchange would not be subject to surrender charges.
•
Life Extension Benefit Rider (Series 2 only): This rider becomes effective on the policy anniversary on which the insured is age 100 and provides that the Life Insurance Benefit will continue to be equal to the Life Insurance Benefit of the policy. Without this rider, on the policy anniversary on which the Primary Insured reaches age 100, the Life Insurance Benefit would equal the policy’s Cash Surrender Value.
The cost of this rider is calculated as a percentage of the cost of insurance charges for the base policy. The percentage is shown on the Policy Data Page. This will be deducted from the policy’s Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90, and continuing until the policy anniversary on which the Primary Insured is age 100. If the policy is still in effect when the Primary Insured reaches age 100, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to this policy will end.
To cancel this rider, you must send a signed written notice in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the next Monthly Deduction Day following receipt of your request.
The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations” for more information.
Example: The following illustrates the benefit available under the Life Extension Benefit Rider, assuming a Policy Face Amount of $250,000 issued on Insured (Male, Age 40, Preferred Nonsubstandard Rating) with Life Insurance Benefit Option 1 (Face Amount), assuming a return on the Separate Account of 0%.and annual premiums of $5,550 paid through Policy Year 60.

Policy Year	Attained Age of the Insured	LER Charge	Cash Value (reflecting LER Charge)	Life Insurance Benefit with LER	Cash Value with no LER	Life Insurance Benefit with no LER
51	90	$2,592	$171,505	$250,000	$174,185	$250,000
52	91	$2,938	$167,172	$250,000	$173,121	$250,000
53	92	$3,342	$161,586	$250,000	$171,536	$250,000
54	93	$3,940	$154,137	$250,000	$169,171	$250,000
55	94	$4,699	$144,329	$250,000	$165,889	$250,000
56	95	$5,738	$131,286	$250,000	$161,416	$250,000
57	96	$7,145	$113,866	$250,000	$155,444	$250,000
58	97	$9,089	$90,384	$250,000	$147,544	$250,000
59	98	$11,836	$58,310	$250,000	$137,127	$250,000
60	99	$15,801	$13,888	$250,000	$123,359	$250,000
61	100	$0	$14,305	$250,000	$123,174	$123,174
62	101	$0	$14,734	$250,000	$122,989	$122,989
63	102	$0	$15,176	$250,000	$122,805	$122,805
64	103	$0	$15,632	$250,000	$122,621	$122,621
65	104	$0	$16,101	$250,000	$122,437	$122,437
66	105	$0	$16,584	$250,000	$122,253	$122,253
•
Living Benefits Rider (also known as Accelerated Benefits Rider in most jurisdictions): Under this rider, if the Primary Insured has a life expectancy of 12 months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider to have it included in your policy. This election can be made at any time. The rider is not available on Qualified Policies.
You can cancel this rider at any time by sending us a signed written notice in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the date we receive you request.
You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:
Calculation Steps
Step 1 Eligible Proceeds X Elected percentage
Step 2 Results of Step 1 X Interest factor (varies)
Step 3 Result of Step 1 - Result of Step 2
Step 4 Result of Step 3 - Unpaid Loan - Administrative Fee

If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.
Minimum accelerated benefit amount: $25,000.
Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).
When we make a payment under this rider we will reduce your policy’s Face Amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.
A Living Benefits Rider is available in connection with the policy. Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.
Example: The following illustrates the benefit available under the Living Benefits Rider, assuming: (1) an Elected Accelerated Benefit of 100% and 50%, respectively; (2) Eligible Proceeds and Face Amount of $250,000; (3) an Interest Factor of 0.9434; (4) an Administrative Fee of $150; and an (5) Outstanding Loan of $5,000:
Elected Percentage	Eligible Proceeds	Interest Factor	Administrative Fee	Elected Percentage x Outstanding Loan	Total Accelerated Benefit Available ((1)x(2)x(3)) - (4) - ((1)x(5))
100%	$250,000	0.9434	$150	$5,000	$230,700
50%	$250,000	0.9434	$150	$2,500	$115,275
•
Monthly Deduction Waiver Rider: This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled for at least six consecutive months.
You must provide proof that the Primary Insured has been totally disabled for at least 6 consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.
In addition, the following special rules apply:
•
If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.
•
If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.
This rider will end on the policy anniversary on which the Primary Insured is age 65. Thus, we will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.
In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:
•
the monthly Cost of Insurance for the base policy;

•
the monthly cost of riders, if any;
•
the monthly contract charge;
•
the monthly Separate Account administrative charge, if any; and
•
the monthly Mortality and Expense Risk charge (Series 2 only).
If you have elected the Guaranteed Minimum Death Benefit rider, you will not be charged for, or receive a benefit under that rider whenever monthly deduction charges are being waived under the Monthly Deduction Waiver Rider.
Example: For a policy with a Face Amount of $250,000 issued on a Representative Insured (Male, Issue Age 40, Preferred rating), if the Insured becomes totally disabled (subject to the terms above) at attained age 45, Monthly Deduction Charges of $65.92 (and any increases or decreases from that point) will be waived until the base policy ends as long as the disability continues. If the Insured’s disability begins after age 60 and continues, the Monthly Deduction Charges will be waived to age 65.
•
Spouse’s Paid-Up Insurance Purchase Option Rider: This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her life without evidence of insurability when the insured dies.
The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of:
1.
The maximum amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or
2.
$5,000,000.
For Policies issued prior to May 13, 2005
If the Primary Insured’s spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $5,000,000).
For Policies issued on or after May 13, 2005
If the Primary Insured’s spouse dies at the same time as the Primary Insured or within 30 days after the Primary Insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $2,500,000).
If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse, and the spouse must consent in writing to the issuance of the new insurance.
Example: The following illustrates the benefit available under the Spouse’s Paid-Up Insurance Purchase Option Rider, assuming a policy with an Option 1 Life Insurance Benefit, Policy Proceeds and Face Amount of $1,000,000 and a request by a Representative Spouse (Male, Age 70, Standard rating) for a new paid-up whole life insurance policy of $100,000 and $500,000 with a Net Single Premium per thousand (NSP) of $772.86:
Policy Proceeds	Requested Paid-Up Insurance Benefit	NSP for Paid-Up Insurance	Policy Premium for Paid-Up Insurance	Net Policy Proceeds
$1,000,000	$100,000	$772.86	$77,286	$1,000,000 - $77,286 = 922,714
$1,000,000	$500,000	$772.86	$386,430	$1,000,000 - $386,430 = 613,570

•
Term Insurance on Other Covered Insured (OCI) Rider: This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the insured). The Primary Insured also can be covered under this rider.
The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.
Assuming the policy had OCI coverage on the Primary Insured, the cost of insurance rates for OCI coverage will be higher beginning at the Primary Insured’s age 80 policy anniversary.
We refer to any person, including the Primary Insured, who is covered under this rider as an “Other Covered Insured.”
Example: The following illustrates the benefit available under the Term Insurance on Other Covered Insured Rider, assuming a rider Face Amount of $100,000 issued on the male spouse of the Insured, Age 40, who dies at the beginning of Policy Year 10 under the Rider.
Policy Year	Annual Rider Charge	Total Rider Charge	Life Insurance Benefit Paid
1	$22.49	$22.49	$0
2	$31.43	$53.92	$0
3	$42.92	$96.84	$0
4	$51.90	$148.74	$0
5	$61.30	$210.04	$0
6	$70.86	$280.90	$0
7	$80.45	$361.35	$0
8	$89.72	$451.07	$0
9	$100.15	$551.22	$0
10	$0.00	$551.22	$100,000
Options Available At No Additional Charge
Dollar-Cost Averaging
Dollar-Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar-Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low, and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar-Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.
You may not make Dollar-Cost Averaging transfers from the Fixed Account, but you can make Dollar-Cost Averaging transfers into the Fixed Account.

You can elect this option if your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar-Cost Averaging transfers will resume automatically as last requested.
To set up Dollar-Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019) or send a completed Dollar-Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. We will make Dollar-Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st of a month. NYLIAC must receive your written request in Good Order no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request in Good Order.
You may cancel the Dollar-Cost Averaging option at any time. To cancel the Dollar-Cost Averaging option, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar-Cost Averaging if you have chosen Automatic Asset Rebalancing. However, you have the option of alternating between these two policy features. Dollar-Cost Averaging is available when the DCA Plus Program is in place, but funds in the DCA Plus Account are not eligible for Dollar-Cost Averaging.
Dollar-Cost Averaging Plus Account (May Be Discontinued At Any Time)
The Dollar Cost Averaging Plus Program permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment (minimum net premium of $1,000) is made. The DCA Plus Account must be elected at the time your policy is issued. (See the SAI for more information.)
Automatic Asset Rebalancing (AAR)
If you choose this option, we will rebalance your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Divisions would cause this balance to shift. With the Automatic Asset Rebalancing (AAR) option, we will rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account and DCA Plus Account are excluded from AAR.
We will make AAR transfers either quarterly, semi-annually or annually (but not monthly), based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You can elect this option if your Separate Account Value is $2,500 or more. We will suspend this option automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this option.
You can cancel or modify the AAR option at any time. To cancel the AAR option, you may call us at 1-800-598-2019 or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar-Cost Averaging. However, you have the option of alternating between the two options. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

Interest Sweep
You can instruct us to periodically transfer the interest credited to the Fixed Account to the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You cannot choose the Interest Sweep option if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep option and you want to allocate your charges, you must allocate your charges to the MainStay VP U.S. Government Money Market Investment Division.
You can request Interest Sweep in addition to either the Dollar-Cost Averaging or Automatic Asset Rebalancing option. If an Interest Sweep transfer is scheduled for the same day as a Dollar-Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.
If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep option. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this option. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep option will resume automatically as scheduled. You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep option, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is available when the DCA Plus Program is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.
Expense Allocation Option
At any time, you can choose how to allocate monthly deduction charges from your Cash Value. Expense Allocation is only available from the unloaned portion of the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division.
Maturity Date
Unless the Life Extension Benefit Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy.
One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:
(1)
to receive the Cash Surrender Value of your policy; or
(2)
to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.
If you choose to continue the policy, we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the Cash Value remaining in the Investment Divisions and Fund charges for Series 1 and Series 2. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations” for more information.
If you choose to surrender your policy, you must submit a written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Please consult your tax advisor regarding the tax implications of these options.
If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

Tax-Free “Section 1035” Insurance Policy Exchanges
Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. As a general matter, you should compare both policies carefully before making any exchange. You should also remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period, charges that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange.
You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting a Section 1035 exchange.
In addition, because the final surrender value of your old policy will be determined after the new life insurance policy has been issued, this surrender value will be subject to any increases or decreases in policy values due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. The final surrender value may be determined several Business Days after your exchange request is received in Good Order. Before any exchange, you should consult your current insurer about how to mitigate market exposure during this period.
24-Month Exchange Privilege
Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, gender, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.
To exchange your policy:
•
your policy must be in force on the date of the exchange;
•
you must repay any unpaid loan (including any accrued loan interest); and
•
you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019).
We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request in Good Order along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges, monthly per thousand face amount charges, sales expense charges, and any rider charges taken as of the date of the exchange. We will not refund Mortality and Expense Risk charges, monthly contract charges, state premium tax charges, or federal tax charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.
When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

Premiums

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.
Acceptance of initial and subsequent premium payments is subject to our suitability standards.
Planned Premium
When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.
•
You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.
•
Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Net Cash Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.
Unplanned Premium
An unplanned premium is a payment you make that is not part of the premium schedule you choose.
•
While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The Life Insurance Benefit increase may occur for your policy to continue to qualify as life insurance under IRC Section 7702.
•
If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.
•
The minimum unplanned premium amount we allow is $50.
•
We may limit the number and amount of any unplanned premium payments.
Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our suitability standards.
Risk Of Minimally Funded Policies
You can make additional planned or unplanned premium payments at any time up to the insured’s attainment of age 100. We will require one or more additional premium payments in the circumstance where the Net Cash Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.
Although premium payments are flexible, you may need to make subsequent premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Net Cash Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Net Cash Value because of market fluctuation and performance- related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

Timing And Valuation
Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.
The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.
Free Look
You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy and/or provide a written request for cancellation in Good Order to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy.
We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected.
If you cancel your policy, we will pay you the greater of (a) your policy’s Cash Value calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the policy and/or your written request for cancellation in Good Order, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.
If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.
Premium Payments
Premium payments should be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments (whether planned or unplanned) is subject to our suitability standards.
The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.
We apply the Net Premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account, according to your instructions.
If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)
For premium payments you make during the free look period, we apply your premium to our General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.
Automatic Premium Payment Arrangement
An automatic premium payment arrangement is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin an automatic premium payment arrangement. To set up an automatic premium payment arrangement, you must submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Premium Payments Returned For Insufficient Funds
If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an automatic premium payment withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019), that you wish to resume the arrangement and we agree to do so.

Policy Payment Information

When Life Insurance Coverage Begins
If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.
In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.
The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment in Good Order.
Changing The Face Amount Of Your Policy
You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The minimum increase amount is $5,000. Decreases in the Face Amount can be in any amount down to the minimum policy Face Amount. The Face Amount of your policy affects the Life Insurance Benefit to be paid.
To increase the Face Amount of your policy, you must either contact your registered representative or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.
You should consider the following consequences when increasing the Face Amount of your policy:
•
possible increased cost of insurance charges;
•
a new suicide and contestability period applicable only to the amount of the increase;
•
a new fifteen-year surrender charge period applicable only to the amount of the increase;
•
a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and
•
a possible new seven-year testing period for modified endowment contract status.
Under certain circumstances, it may be more advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the policy’s Face Amount. (See “Description of the Policy— The Policy—Additional Benefits Through Riders” for details.)
Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:
•
a change in the total policy cost of insurance charge;
•
possible force-outs of premium if premiums paid exceed the GPT;
•
a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and
•
adverse tax consequences.
We reserve the right to limit any increase or decrease in Face Amount. For more information about changing the Face Amount of your policy, see the SAI.

Policy Proceeds
We will pay proceeds to your beneficiary when we receive satisfactory proof that the Primary Insured died. These proceeds will equal:
1)
the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen (together with the ROP Rider, if applicable), valued as of the date of death; plus
2)
any additional death benefits available on the Primary Insured under the riders you have chosen; less
3)
any outstanding loans (including any accrued loan interest as of the date of death) on the policy.
We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the Life Insurance Benefit is due and payable. For example, if the payment of a Life Insurance Benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the Life Insurance Benefit, or the beneficiary does not come forward to claim the Life Insurance Benefit in a timely manner, the Life Insurance Benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the Life Insurance Benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.
Payees
The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s beneficiary:
•
You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured dies.
•
You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.
•
To change a revocable beneficiary while the insured is living, you must either send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or contact us online at www.newyorklife.com.
•
If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.
You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
How Policy Proceeds Will Be Paid
While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.
Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).
Lump Sum Payment
If the you specified that the Policy Proceeds be paid in a lump sum, after the death of the insured, the beneficiary can choose among the following methods of payment:
•
We will issue a single check for the amount of the Policy Proceeds; or
•
Policy Proceeds will be paid over time through one of the various payment options described below.
After we are notified of the death of the Insured, the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.
Payment Options
If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option, an Interest Payment Option, or a Life Income Option. (Those receiving payments under these options — whether they are designated by you or the beneficiary — will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.
•
Interest Accumulation Option (Option 1 A)
Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.
•
Interest Payment Option (Option 1 B)
Under this option, we will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with us. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.
•
Life Income Option (Option 2)
Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify—5, 10, 15 or 20 years—even if the specified payee dies sooner.
Payments are based on an adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” table of your policy. Upon request, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment—based on the gender and adjusted age of the payee(s)—before this option is elected.
If the first annuity payment was due in 2016 or after, we will decrease the payee’s actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be made as follows:

Series 1 and 2
2016-2025	2026-2035	2036 and later
-1	-2	-3
Electing Or Changing A Payment Option
While the Primary Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request to the VPSC in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)
After the Primary Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.
When We Pay Policy Proceeds
If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
•
We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the policy's Cash Surrender Value, or the Policy Proceeds during any period that:
(a)
we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or
(b)
the SEC, by order, permits us to delay payment to protect our policyowners.
•
We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account and/or DCA Plus Account for up to 6 months from the date we receive your request.
•
We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.
•
Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.
•
If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, amounts due pursuant to the Free Look provision or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.
•
If we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more, we add interest at an annual rate of 3% (or at a higher rate if required by law).

•
We add interest to Policy Proceeds from the date of death to the date of payment at a rate at least equal to the minimum required by law.
Life Insurance Benefit Options
•
Your Life Insurance Benefit for Series 1 Policies
Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:
Option 1—The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the Primary Insured’s date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.
Option 2—The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the Primary Insured’s date of death plus the policy’s Cash Value on that date except as described below. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit will never be less than your policy’s Face Amount.
•
Your Life Insurance Benefit for Series 2 Policies
Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:
Option 1—The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the Primary Insured’s date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.
Option 2—The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the Primary Insured’s date of death plus the policy’s Cash Value on that date except as described below. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy’s Face Amount.
Option 3—The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the Primary Insured’s date of death plus the Adjusted Total Premium except as described below. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit never will be less than your policy’s Face Amount. Note: The Guaranteed Minimum Death Benefit Rider is not available for Option 3.
Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.
Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT.
You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.
The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash

Value increases while your policy is in corridor, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.
Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit. (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit Options).
Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments:
•
If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds than under Option2 or Option 3 (for Series 2 only).
•
If you choose Option 2, your Life Insurance Benefit will vary with your policy’s Cash Value, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.
•
If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy’s Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.
Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
Changing Your Life Insurance Benefit Option
You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive. For Series 2, changes to Option 3 are not permitted. We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 100.
Changes From Option 1 To Option 2	Changes From Option 2 To Option 1
If you change from Option 1 to Option 2, we will
decrease the Face Amount of your policy by the
amount of the Cash Value, so that your Life Insurance
Benefit immediately before and after the change
remains the same. If a surrender charge applies to a
Face Amount decrease at the time you change your
Life Insurance Benefit Option, we will assess a
surrender charge based on the amount of the Face
Amount decrease.

If you change from Option 2 to Option 1, we will
increase the Face Amount of your policy by the amount
of the Cash Value, so that your Life Insurance Benefit
immediately before and after the change remains the
same. We will continue to apply the existing surrender
charge schedule to your policy, but we will not apply a
new surrender charge schedule to the increased Face
Amount resulting from the change in this option.

Changes From Option 3 To Option 1 (for Series 2 only)	Changes From Option 3 To Option 2 (for Series 2 only)

If you change from Option 3 to Option 1, we will
increase the policy’s Face Amount by the amount of
Adjusted Total Premiums, so that your Life Insurance
Benefit immediately before and after the change
remains the same. We will continue to apply the
existing surrender charge schedule to your policy, but
we will not apply a new surrender charge schedule to
the increased Face Amount resulting from the change.

If you change from Option 3 to Option 2 at a time when
the Cash Value is greater than the Adjusted Total
Premium, we will decrease the Face Amount of your
policy by the difference between the Cash Value and
the Adjusted Total Premium so that your Life Insurance
Benefit immediately before and after the change
remains the same.

If you change from Option 3 to Option 2 at a time when
the Cash Value is less than the Adjusted Total
Premium, we will increase the Face Amount of your
policy by the difference between the Adjusted Total
Premium and the Cash Value so that your Life
Insurance Benefit immediately before and after the
change remains the same. If a surrender charge
applies to a Face Amount decrease at the time you
change your Life Insurance Benefit Option, we will
assess a surrender charge based on the amount of the
Face Amount decrease.

To change your Life Insurance Benefit Option, you must submit a signed written request In Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request in Good Order. If the change would increase the Net Amount at Risk, we will not require any proof of insurability to make such a change. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.
(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)
Additional Policy Provisions

Limits On Our Rights To Challenge Your Policy
Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.
Suicide
If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase. No new suicide exclusion period will apply if the Face Amount Increase was due solely to a change in the Life Insurance Benefit Option.
Misstatement Of Age Or Gender
If the policy application misstates any insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and gender.

Assignment
While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.
Partial Withdrawals And Surrenders

Partial withdrawals
You can request a partial withdrawal from your policy if the insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.
Amount Available To Withdraw
You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your request. We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below the minimum Face Amount requirement of $50,000. See “The Effect of a Partial Withdrawal” for more information about how a partial withdrawal can reduce the policy’s Face Amount.
Requesting A Partial Withdrawal
You can request a partial withdrawal from your policy by sending a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus, calling 1-800-598-2019, or utilizing any other method we make available. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. Please note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial withdrawal, however we reserve the right to accept them at our discretion.
We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Proceeds” for more information.)
Your requested partial withdrawal will be effective on the date we receive your written request in Good Order. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE’s close, then the requested partial withdrawal will be effective on the next Business Day.
When you make a partial withdrawal, we deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.
You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions, the Fixed Account, and/or DCA Plus Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions, the Fixed Account, and/or DCA Plus Account

in proportion to the amounts you have in each of these Investment Options. We will not accept a partial withdrawal request that is greater than the amount in the Investment Divisions, the Fixed Account, and/or DCA Plus Account you have chosen.
A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations” for more information.)
Periodic Partial Withdrawals
After the end of the guarantee period, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process a PPW, we must receive a written request in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus, or you can utilize any other method we make available. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $500, or such lower amount as we may permit. We deduct the Partial Withdrawal Charge, not to exceed $25 or 2% of the initial PPW, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have the Guaranteed Minimum Death Benefit Rider or if your policy is a MEC or is below the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.
The Effect Of A Partial Withdrawal (Series 1 only)
When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge. A partial withdrawal will also result in a reduction to Net Cash Value.
•
Option 1
If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy’s Face Amount.
•
Option 2
If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount, but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.
The Effect Of A Partial Withdrawal (Series 2 only)
When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge. This will result in a reduction to Net Cash Value.
•
Option 1
If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:
(a)
the amount of the withdrawal; and

(b)
the greater of:
(1)
the Cash Value of the policy immediately prior to the withdrawal, minus the Face Amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page 2.3, or
(2)
zero.
If the above results in zero or a negative amount, there will be no adjustment in the Face Amount.
•
Option 2
If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.
•
Option 3
For policies where Life Insurance Benefit Option 3 is in effect, the Face Amount of the policy will be reduced by the difference between:
(a)
the amount of the withdrawal; and
(b)
the greater of:
(1)
the Cash Value of the policy immediately prior to the withdrawal minus the Face Amount divided by the applicable percentage at the time of the withdrawal, as shown on the Policy Data Page, or
(2)
the Adjusted Total Premium immediately prior to the withdrawal.
If the above results in zero or a negative amount, there will be no adjustment in the Face Amount.
Any decrease in the Face Amount caused by the withdrawal will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order that they took place.
As a result of a partial withdrawal, you may also need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges to keep your policy in effect.
		Option 1	Option 3
Immediately prior to partial withdrawal	Total Face Amount	$1,075,000	$775,000
	Life Insurance Benefit	$1,075,000	$1,075,000
	Cash Value	$500,000	$500,000
	Adjusted Total Premium	$-	$300,000
	Partial Withdrawal	$350,000	$350,000
	IRC Sec. 7702 Percentage (Male, attained age 45 at time of partial withdrawal under Guideline Premium Test)	215%	215%

Option 1	Total Face Amount:	$1,075,000
	We reduce Face Amount by the greater of (a) or (b), not less than $0 where:
	(a) Partial Withdrawal ($350,000); and	$350,000
	(b) the greater of:
	(1) Cash Value ($500,000) less Face Amount ($1,075,000) divided by IRC Sec 7702 Percentage (215%); or	$0
	(2) $0.	$0
	Face Amount Reduction: (difference between (a) $350,000 and (b) $0)	$350,000
	Face Amount Reduced to:	$725,000
Option 3	Total Face Amount:	$775,000
	We reduce the Face Amount by the difference between (a) and (b), not less than $0, where:
	(a) Partial Withdrawal ($350,000); and	$350,000
	(b) the greater of:
	(1) Cash Value ($500,000) minus Face Amount ($775,000) divided by IRC Sec 7702 Percentage (215%); or	$(139,534.88)
	(2) Adjusted Total Premium ($300,000)	$300,000
	Face Amount Reduction: (difference between (a) $350,000 and (b) $300,000)	$50,000
	Face Amount Reduced to:	$725,000
Surrenders
Cash Surrender Value
The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. If you surrender during the first Policy Year, an additional surrender charge will apply. (See “Table of Fees and Expenses” and “Transaction Charges” for more information.)
Requesting A Surrender
To surrender the policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.
When The Surrender Is Effective
Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)
Surrender Charges
If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the Face Amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See “Charges Associated with the Policy—Transaction Charges” for more information.) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

Loans

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to 90% of your policy’s Cash Value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge that would apply if you were to fully surrender your policy during that time. (See “Charges Associated with the Policy—Transaction Charges—Surrender Charges” for more information.)
Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account. Loans may affect the No-Lapse Guarantee.
If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
Your Policy As Collateral For A Loan
When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans including accrued loan interest (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.
Please note that loan requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.
Loan Interest
We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8% in any Policy Year. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.
Interest Credited On The Cash Value Held As Collateral For A Policy Loan
When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest.
The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.
When Loan Interest Is Due
The interest we charge on a loan accrues daily and is payable on the following dates:
•
the policy anniversary;
•
the date you surrender the policy;
•
the date you fully repay a loan;
•
the date the policy lapses; or
•
the date on which the insured dies.
Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.  In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.
Loan Repayment
You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account and/ or DCA Plus Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. If there is no money allocated to the Investment Divisions on the date of your loan repayment, the entire remaining loan repayment will be allocated to the Fixed Account. Repayment of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan repayments must be sent to NYLIAC at one of the addresses listed for payment of premiums and repayment of loans on the first page of this prospectus (or any other address we indicate to you in writing).
Excess Loan Condition
If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain and penalty tax to you.
The Effect Of A Policy Loan
A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which will receive Investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.) Loans can affect the No-Lapse Guarantee.
Termination And Reinstatement

Late Period
If, on a Monthly Deduction Day, your policy’s Net Cash Value is insufficient to pay the monthly deduction charges for the next policy month, your policy will enter a late period for 62 days after that Monthly Deduction Day. (See "State Variations" for state-by-state details). This may happen even if all Planned Premiums are paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. If the late period expires without sufficient payment being made to us, we will terminate your policy without any benefits.
If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the no-lapse guarantee, it may prevent your policy from terminating during the first three years.
Three-Year No-Lapse Guarantee (not available in New Jersey – Series 1 and 2; and Texas – Series 2)
The No-Lapse Guarantee ensures that the policy will not lapse during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (less any loans you have taken or partial withdrawals you have made) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.
If the policy passes the minimum premium test, it will not enter the late period even if on a Monthly Deduction Day, your Net Cash Value is insufficient to pay the monthly deduction charges for the next policy month. Rather, we will deduct the charges from your Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Net Cash Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse.
The No-Lapse Guarantee will end on the earliest of:
•
the third policy anniversary;
•
the date you change (1) the Face Amount of the policy or (2) the Life Insurance Benefit option resulting in a change in the Face Amount;
•
the date you add or delete any riders to the policy;
•
the date you increase or decrease any rider coverage amounts; or
•
the date a change in underwriting class takes effect.
Reinstatement Option
If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:
•
you send a written request for reinstatement in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within five years after your policy is terminated;

•
the insured is alive; and
•
you have not surrendered your policy.
Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.
If the policy lapses during the first Policy Year and is subsequently reinstated, we will deduct an additional contract charge from the Cash Value.
Before we reinstate your policy, we must also receive the following:
(1)
a payment equal to an amount sufficient to keep the policy in effect for at least three months. This amount will consist of any amount necessary to bring the Net Cash Value above zero plus three monthly deductions (and any monthly deductions due and unpaid at time of lapse) multiplied by a factor in order to account for premium expenses and surrender charges; and
(2)
satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.
We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.
The effective date of reinstatement will be the Monthly Deduction Day on or following the date we have approved your request for reinstatement that we receive in Good Order. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.
If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.
The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed plus the reinstatement payment net of administrative expenses, less any monthly deduction charges due and unpaid at time of lapse, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.
If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.
During a late period, transfers may be made; however, no new loans or partial withdrawals may be taken.
COVID-19 Accommodations
In response to the COVID-19 pandemic, we offered the 12-Month Repayment Plan and/or the Financial Hardship Program described below to policyowners whose Policies entered the Late Period between March 24, 2020 and December 31, 2020 and who met certain other criteria. Policies entering the Late Period on or after January 1, 2021 were not eligible for the Programs.
If you entered into the 12-Month Repayment Plan or the Financial Hardship Program you were credited with a sum into the Fixed Account (the “Repayment Amount”) and were given at least 12 months to repay the Repayment Amount to help prevent your Policy from lapsing due to financial hardships caused by the pandemic. Unpaid monthly installment of the Repayment Amount are first deducted from the value in the policy’s Fixed Account, and then, proportionately, from the Separate Account Value and the DCA Account(s), should the value in the Fixed Account be depleted. Enrollment in the Program does not guarantee that the Policy will remain in force. While enrolled in the programs, monthly deduction charges continue to be deducted from the Policy and premium payments necessary to keep the Policy in force are required. (See “Premiums” for more information).

If, on a Monthly Deduction Day, your Policy’s Cash Surrender Value (including any Repayment Amount credited to the Fixed Account) is less than the monthly deduction charges for the next Policy Month, your Policy will enter the Late Period and you may not apply for another Repayment Amount. If your Policy enters the Late Period while the 12-Month Repayment Plan or the Financial Hardship Program remain in effect, you may pay any premium sufficient to take the Policy out of the Late Period (including paying any unpaid portion of the Repayment Amount). We will terminate your Policy if we do not receive the required payment before the end of the Late Period. If your Policy terminates according to its terms and you elect to reinstate your Policy, you will be required to pay all amounts due according to the terms of your Policy, as well as any outstanding, unpaid Repayment Amount.

Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The total commissions paid during the fiscal year ended December 31, 2020, 2019, and 2018 were $932,009, $993,600, and $1,065,569, respectively. NYLIFE Distributors did not retain any of these commissions.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.
Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing) or by phone on our toll-free number (1-800-598-2019). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/vul2000.
Federal Income Tax Considerations

Our Intent
Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.
The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.
Tax Status Of NYLIAC And The Separate Account
NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Charges For Taxes
We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. See "Deductions from Premium Payments" for additional information. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.
Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Diversification Standards And Control Issues
In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.
The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.
Life Insurance Status Of Policy
We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer- Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)
In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.
We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.
IRC Section 101(j)—Impact Of Employer-Owned Policies
For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:
(1)
the insured was an individual who was an employee within 12 months of his death;
(2)
the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $130,000 (for 2021), directors and anyone else in the top 35 percent of employees based on compensation;
(3)
the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or
(4)
the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.
Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.
Modified Endowment Contract Status
Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.
A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.
Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.
Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.
If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.
Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.
For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.
If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age

591/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.
Status Of The Policy After The Insured Is Age 100
The policy provides that unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.
Policy Surrenders And Partial Withdrawals
Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.
If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.
3.8 Percent Medicare Tax On Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy or distributions from this policy or the exercise of other rights and options under this policy (including policy loans).
Policy Loans And Interest Deductions
We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.
Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.
In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.
Exchanges, Sales Or Assignments Of Policies
If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale, or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as a capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. For complete information with respect to policy assignments, sales and exchanges, a qualified tax advisor should be consulted.
Living Benefits Rider (Also Known As Accelerated Benefits Rider)
A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and if you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.
Qualified Plans
These policies were intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, a purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.
Withholding
Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.
Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.
Business Uses Of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.
Non-Individual Owners And Business Beneficiaries Of Policies
If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.
Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.
Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Other Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.
The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of life insurance proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
For 2021, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,700,000, as adjusted for inflation, and 40%, respectively.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases By Residents Of Puerto Rico
In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Records And Reports

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully.
Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. However, when we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized Monthly Deduction Charges from banks (automatic premium payment arrangements), payments forwarded by your employer ("list billing"), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account’s statements of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
State Variations and Rider Availability

State Variations
Variations By Jurisdiction (For Series 1)
The following lists by jurisdiction any variations to the statements made in this prospectus.
Pennsylvania, Vermont and Virginia
The definition of “Net Cash Value” in the “Definitions” section of the Prospectus should be deleted and all references in the Prospectus to the term “Net Cash Value” should be deleted and replaced with “Cash Surrender Value.” In addition, sub-paragraph (1) of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the reinstatement payment should be deleted and replaced with the following description, “A Payment equal to an amount sufficient to keep the policy in effect for at least three months. This amount will equal three monthly deduction charges multiplied by a factor of 230% in order to account for premium expenses and surrender charges; and”. Finally, the first sentence of the eighth paragraph of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the Cash Value of the reinstated policy should be deleted and replaced with the following sentence, “The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated, less any unpaid loan and accrued interest, if not repaid.”
California
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Free Look—If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy in Good Order, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.
Colorado
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Transfers Between Investment Divisions and/or the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that then apply.
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The Suicide Exclusion period is one year from the Issue Date.
Connecticut
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Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

District of Columbia
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Free Look—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial Premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your Net Premiums according to your instructions.
Florida
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Termination and Late Period—If, on a Monthly Deduction Day, the Cash Surrender Value, prior to deducting the Monthly Deduction Charges for the next policy month, is less than or equal to zero, the policy will continue for a late period of 31 days after that Monthly Deduction Day. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.
Indiana
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Free Look—You can return the policy to any of our registered representatives.
Maryland
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Additional Benefits Through Riders—The Guaranteed Minimum Death Benefit rider is renamed the Guaranteed No-Lapse Benefit rider.
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Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
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Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
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Term Insurance on Other Covered Insured—This rider ends at age 98.
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Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
Massachusetts
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Transfers Between Investment Divisions and/or the Fixed Account—If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that then apply.
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Guaranteed Minimum Death Benefit—This rider is not available.
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Living Benefits Rider—The benefit can be exercised if the insured has a life expectancy of 24 months or less.
Michigan
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Living Benefits Rider—The benefit can be exercised if the insured has a life expectancy of six months or less.
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Free Look—You can return the policy to any of our registered representatives.
Montana
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Variable Universal Life 2000—Is always issued on a unisex basis in Montana. Any reference in this prospectus that makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.
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Free Look—You can return the policy to any of our registered representatives.
New Jersey
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No-Lapse Guarantee—The No-Lapse Guarantee is not available.
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Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.

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Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
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Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
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State Premium Tax Charge—We will not increase the charge above 2.0%.
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Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
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Partial Withdrawals—You can take one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.
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Guaranteed Minimum Death Benefit—This rider is not available.
New York
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Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
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Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
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Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
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Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
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Free Look—You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your Net Premiums according to your instructions.
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Change in Objective of an Investment Division—If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable Investment Option such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.
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Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.
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Minimum Policy Face Amount—The minimum Face Amount for this policy is $75,000.
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Partial Withdrawals—We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below $75,000.
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Term Insurance on Other Covered Insured—The issue ages for this rider are 0-65 and it ends at age 70.
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Guaranteed Minimum Death Benefit—This rider is not available.
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Rider Insured’s Paid-Up Insurance Purchase Option—The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO).

North Carolina
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Free Look—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your Net Premiums according to your instructions.
Oregon
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Free Look—You can return the policy to any of our registered representatives.
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The state premium tax is referred to as a “Tax Charge Back.” The rate may not be changed for the life of the policy.
Pennsylvania
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Misstatement of Age or Sex—In the event of such a misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the Cash Value.
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Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
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Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
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Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
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Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
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Minimum Policy Face Amounts—The minimum Face Amount for this policy varies by age, as follows: for ages 0-39, the minimum Face Amount is $75,000; for ages 40-80, the minimum Face Amount is $50,000.
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Partial Withdrawals—We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below $75,000 for ages 0-39 and $50,000 for ages 40-80.
Texas
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Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
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Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
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No-Lapse Guarantee—In policy or separate rider.
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Guaranteed Minimum Death Benefit—This rider is not available.
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The Life Extension Benefits Rider is not available.
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Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
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Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
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Partial Withdrawals—You can take one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.
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Free Look—You can return the policy to any of our registered representatives.

Vermont
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Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.
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Free Look—You can return the policy to any of our registered representatives.
Washington
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Living Benefits Rider—The benefit can be exercised if the Insured has a life expectancy of 24 months or less.
Variations By Jurisdiction (For Series 2)
The following lists by jurisdiction any variations to the statements made in this prospectus.
Pennsylvania, Vermont and Virginia
The definition of “Net Cash Value” in the “Definitions” section of the Prospectus should be deleted and all references in the Prospectus to the term “Net Cash Value” should be deleted and replaced with “Cash Surrender Value.” In addition, sub-paragraph (1) of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the reinstatement payment should be deleted and replaced with the following description, “A Payment equal to an amount sufficient to keep the policy in effect for at least three months. This amount will equal three monthly deduction charges multiplied by a factor of 230% in order to account for premium expenses and surrender charges; and”. Finally, the first sentence of the eighth paragraph of the “Termination and Reinstatement— Reinstatement Option” section of the Prospectus that describes the Cash Value of the reinstated policy should be deleted and replaced with the following sentence, “The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated, less any unpaid loan and accrued interest, if not repaid.”
California
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Free Look—If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy in Good Order, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.
Colorado
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Transfers Between Investment Divisions and/or the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that then apply.
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The Suicide Exclusion period is one year from the Issue Date.
Connecticut
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Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.
District of Columbia
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Free Look—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your Net Premiums according to your instructions.

Florida
•
Termination and Late Period—If, on a Monthly Deduction Day, the Cash Surrender Value, prior to deducting the Monthly Deduction Charges for the next policy month, is less than or equal to zero, the policy will continue for a late period of 31 days after that Monthly Deduction Day. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.
•
The Life Extension Benefit Rider is not available.
Georgia
•
The Life Extension Benefit Rider is not available.
Indiana
•
Free Look—You can return the policy to any of our registered representatives.
•
Living Benefits Rider—The benefit can be exercised if the insured has a life expectancy of 24 months or less.
Maryland
•
Additional Benefits Through Riders—The Guaranteed Minimum Death Benefit rider is renamed the Guaranteed No-Lapse Benefit Rider.
•
Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
•
Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
•
Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
•
Free Look—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after the policy issue, we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your Net Premiums according to your instructions.
•
On the Policy Anniversary on which that Insured is age 100, the Cash Value will be moved into the Fixed Account.
•
Term Insurance on Other Covered Insured—This rider ends at age 98.
•
Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
Massachusetts
•
Transfer Between Investment Divisions and/or the Fixed Account—If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that then apply.
•
Guaranteed Minimum Death Benefit—This rider is not available.
•
Living Benefits Rider—The benefit can be exercised if the insured has a life expectancy of 24 months or less.
Michigan
•
Free Look—You can return the policy to any of our registered representatives.
•
Livings Benefits Rider—The benefit can be exercised if the insured has a life expectancy of six months or less.

Montana
•
Free Look—You can return the policy to any of our registered representatives.
•
Variable Universal Life 2000—Is always on a unisex basis in Montana. Any reference in this prospectus that makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.
New Jersey
•
Free Look—You can return the policy to any of our registered representatives.
•
No-Lapse Guarantee—The No-Lapse Guarantee is not available.
•
Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
•
Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
•
Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
•
State Premium Tax Charge—We will not increase the charge above 2.0%.
•
Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
•
Partial Withdrawals—You can take one partial withdrawal in the first Policy Year, if Life Insurance
•
Benefit Option 1 is in effect.
•
Guaranteed Minimum Death Benefit—This rider is not available.
New York
•
Free Look—You can return the policy to any of our registered representatives. You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your next premiums according to your instructions.
•
LER is not available.
•
Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
•
Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
•
Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
•
Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
•
Change in Objective of an Investment Division—If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable Investment Option such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.
•
Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

•
Minimum Policy Face Amount—The minimum Face Amount for this policy is $75,000.
•
Partial Withdrawals—We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below $75,000.
•
Term Insurance on Other Covered Insured—The issue ages for this rider are 0-65 and it ends at age 70.
•
Guaranteed Minimum Death Benefit—This rider is not available.
•
Rider Insured’s Paid-Up Insurance Purchase Option—The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO).
North Carolina
•
Free Look—You have until the latter of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after the policy issue, we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your Net Premiums according to your instructions.
Oregon
•
Free Look—You can return the policy to any of our registered representatives.
•
The state premium tax is referred to as a “Tax Charge Back”. The rate may not be changed for the life of the policy.
Pennsylvania
•
Free Look—You can return the policy to any of our registered representatives.
•
Transfer of Loan Interest to the Fixed Accounts—When a loan is taken and a transfer of funds is made from the Separate Account to the Fixed Account, the amount in the Fixed Account that is securing the outstanding loan will equal 100% of the sum of the new loan and any previous unpaid loans.
While a policy loan is outstanding, no partial withdrawals or transfers that would reduce the cash value of the Fixed Account below 100% of the outstanding loan are permitted.
•
Misstatement of Age or Sex—In the event of such misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the Cash Value.
•
Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
•
Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
•
Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
•
Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
Texas
•
Face Amount Increases—You are allowed to increase your policy’s Face Amount only once each Policy Year.
•
Face Amount Decreases—You are allowed to decrease your policy’s Face Amount only once each Policy Year.
•
Guaranteed Minimum Death Benefit—This rider is not available.
•
The Life Extension Benefits Rider is not available.

•
Unplanned Premiums—You are allowed a maximum of twelve unplanned premium payments each Policy Year.
•
Changes in Life Insurance Benefit Option—Only one change can be made per Policy Year.
•
Partial Withdrawals—You can take one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.
•
No-Lapse Guarantee—The No-Lapse Guarantee is not available.
Vermont
•
Free Look—You can return the policy to any of our registered representatives.
•
Vermont law requires that insurance contacts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.
Washington
•
Living Benefits Rider—The benefit can be exercised if the insured has a life expectancy of 24 months or less.

Appendix: Eligible Portfolios Available Under the Policy
The Eligible Portfolios
The following is a list of the Eligible Portfolios currently available under the policy. Before you invest, you should review the prospectuses for the Eligible Portfolios. These prospectuses contain more information about the Eligible Portfolios and their risks and may be amended from time to time. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/vul2000. You can also request this information at no cost by calling 1-800-598-2019 or sending an email request to VUL2000Prospectus@newyorklife.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation	MainStay VP Balanced—Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”)* Subadvisers: NYL Investors LLC (“NYLI”)* and Wellington Management Company LLP (“Wellington”)	0.71%	7.90%	7.20%	7.96%
Investment Grade Bond	MainStay VP Bond—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.53%	7.94%	4.62%	3.89%
Sector	MainStay VP CBRE Global Infrastructure—Initial Class Adviser: New York Life Investments Subadviser: CBRE Clarion Securities, LLC	0.95%	(12.81)%	(1.60)%	N/A
Asset Allocation	MainStay VP Conservative Allocation—Initial Class Adviser: New York Life Investments	0.54%	10.28%	6.90%	6.33%
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield—Initial Class Adviser: New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	0.68%	0.03%	7.94%	8.58%
Asset Allocation	MainStay VP Equity Allocation (formerly MainStay VP Growth Allocation)—Initial Class Adviser: New York Life Investments	0.74%	15.02%	10.53%	9.44%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Sector	MainStay VP Fidelity Institutional AM® Utilities—Initial Class Adviser: New York Life Investments Subadviser: FIAM LLC	0.67%	(0.38)%	9.61%	N/A
Non-Investment Grade Bond	MainStay VP Floating Rate—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.65%	2.45%	4.60%	3.79%
Asset Allocation	MainStay VP Growth Allocation (formerly MainStay VP Moderate Growth Allocation)—Initial Class Adviser: New York Life Investments	0.71%	12.94%	9.33%	8.57%
Asset Allocation	MainStay VP Income Builder—Initial Class Adviser: New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.63%	7.98%	8.25%	8.19%
Alternatives	MainStay VP IQ Hedge Multi-Strategy—Initial Class Adviser: New York Life Investments Subadviser: IndexIQ Advisors LLC*	0.96%	5.38%	1.23%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced—Initial Class Adviser: New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	0.58%	14.32%	11.83%	N/A
Non-Investment Grade Bond	MainStay VP MacKay Convertible—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.61%	36.04%	15.37%	10.99%
Investment Grade Bond	MainStay VP MacKay Government—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.56%	4.97%	2.68%	2.58%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Non-Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.59%	5.40%	7.87%	6.52%
International/Global Equity	MainStay VP MacKay International Equity—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.96%	20.85%	10.95%	7.22%
Large Cap Equity	MainStay VP MacKay S&P 500 Index—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.12%	18.24%	14.98%	13.61%
Non-Investment Grade Bond	MainStay VP MacKay Strategic Bond (formerly MainStay VP MacKay Unconstrained Bond)—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.68%	6.12%	4.81%	N/A
Asset Allocation	MainStay VP Moderate Allocation—Initial Class Adviser: New York Life Investments	0.61%	11.57%	8.14%	7.50%
Sector	MainStay VP Natural Resources (formerly MainStay VP Mellon Natural Resources)—Initial Class Adviser: New York Life Investments Subadviser: Mellon Investments Corporation	0.86%	6.89%	4.84%	(4.02)%
Investment Grade Bond	MainStay VP PIMCO Real Return—Initial Class Adviser: New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	0.78%	11.78%	5.26%	N/A
Small/Mid Cap Equity	MainStay VP Small Cap Growth (formerly MainStay VP Eagle Small Cap Growth)—Initial Class Adviser: New York Life Investments Subadviser: Brown Advisory LLC and Segall Bryant & Hamill, LLC	0.85%	40.48%	16.79%	12.69%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Money Market	MainStay VP U.S. Government Money Market—Initial Class*** Adviser: New York Life Investments Subadviser: NYLI	0.28%	0.24%	0.77%	0.39%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap (formerly MainStay VP MacKay Mid Cap Core)—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.86%	11.28%	9.78%	11.03%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap (formerly MainStay VP MacKay Small Cap Core)—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.74%	10.22%	N/A	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity (formerly MainStay VP MacKay Common Stock)—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.58%	15.55%	12.98%	13.08%
Large Cap Equity	MainStay VP Winslow Large Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Winslow	0.75%	37.16%	19.69%	16.08%
Small/Mid Cap Equity	AB VPS Small/Mid Cap Value Portfolio—Class A Adviser: AllianceBernstein L.P.	0.83%	3.37%	8.35%	8.75%
Asset Allocation	American Funds IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management CompanySM	0.55%	12.46%	10.59%	9.91%
International/Global Equity	American Funds IS Global Small Capitalization Fund—Class 2 Adviser: Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Equity	American Funds IS Growth Fund—Class 2 Adviser: Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Sector	American Funds IS New World Fund®—Class 2 Adviser: Capital Research and Management CompanySM	0.84%	23.58%	13.33%	6.545
Large Cap Equity	American Funds IS Washington Mutual Investors Fund (formerly American Funds IS Blue Chip Income and Growth Fund)—Class 2 Adviser: Capital Research and Management CompanySM	0.52%	8.68%	10.85%	10.90%
Asset Allocation	BlackRock® Global Allocation V.I. Fund—Class I Adviser: BlackRock Advisors, LLC	0.76%	21.08%	9.42%	6.86%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund—Class I Adviser: BlackRock Advisors, LLC Subadviser: BlackRock International Limited	0.58%	7.27%	7.85%	6.58%
Sector	BNY Mellon IP Technology Growth Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc.	0.78%	69.92%	25.89%	17.64%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio—Class I Adviser: Legg Mason Partners Fund Advisor, LLC ("LMPFA") Subadviser: ClearBridge Investments, LLC	0.74%	14.78%	13.96%	12.86%
Non-Investment Grade Bond	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 Adviser: Columbia Management Investment Advisers, LLC	0.74%	7.43%	6.92%	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International/Global Equity	Delaware VIP® Emerging Markets Series—Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) (“DMC”) Sub-Advisers: Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Global Limited (“MIMGL”)	1.23%	25.08%	15.64%	5.09%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series—Standard Class Adviser: DMC Sub-Advisers: MFMHKL and MIMGL	0.78%	(1.09)%	9.04%	8.67%
Alternatives	DWS Alternative Asset Allocation VIP—Class A Adviser: DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	0.80%	5.71%	4.50%	2.66%
Small/Mid Cap Equity	DWS Small Cap Index VIP—Class A Adviser: DWS Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	0.39%	19.43%	12.93%	10.95%
Small/Mid Cap Equity	DWS Small Mid Cap Value VIP—Class A Adviser: DWS Investment Management Americas Inc.	0.84%	(0.80)%	5.51%	6.94%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio—Initial Class Adviser: FMR Subadvisers: Fidelity Investments Money Management, Inc. (“FIMM”) and other investment advisers	0.14%	7.53%	N/A	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: Fidelity Management & Research Company (“FMR”) Subadvisers: other investment advisers	0.61%	30.57%	16.19%	13.52%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.92%	31.27%	16.22%	6.15%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.53%	6.69%	10.69%	10.17%
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class Adviser: FMR	0.53%	15.06%	10.00%	8.16%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class Adviser: FMR	0.59%	16.89%	11.58%	9.51%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class Adviser: FMR	0.67%	19.28%	12.77%	10.38%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.64%	68.66%	29.24%	21.84%
Sector	Fidelity® VIP Health Care Portfolio—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.64%	21.58%	13.52%	18.46%
International/Global Equity	Fidelity® VIP International Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode Capital Management, LLC	0.17%	10.69%	N/A	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio—Initial Class Adviser: FMR Subadvisers: other investment advisers	0.62%	18.19%	11.07%	9.50%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio (formerly Legg Mason/QS Aggressive Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.78%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio (formerly Legg Mason/QS Conservative Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.75%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio (formerly Legg Mason/QS Moderate Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.75%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio (formerly Legg Mason/QS Moderately Aggressive Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.76%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio (formerly Legg Mason/QS Moderately Conservative Model Portfolio)—Class I Adviser: LMPFA Subadviser: QS Investors, LLC****	0.76%	N/A	N/A	N/A
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund® (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®)—Series I Shares Adviser: Invesco Advisers, Inc.	0.80%	14.00%	8.82%	6.72%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International/Global Equity	Invesco V.I. International Growth Fund— Series I Shares Adviser: Invesco Advisers, Inc.	0.92%	19.93%	12.88%	12.13%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio—Institutional Shares Adviser: Janus	0.72%	19.47%	18.21%	15.25%
International/Global Equity	Janus Henderson Global Research Portfolio—Institutional Shares Adviser: Janus	0.84%	20.06%	13.35%	10.08%
Small/Mid Cap Equity	LVIP SSgA Mid-Cap Index Fund—Standard Class Adviser: Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	0.34%	13.19%	11.96%	N/A
International Equity	MFS® International Intrinsic Value Portfolio—Initial Class Adviser: Massachusetts Financial Services Company (“MFS”)	0.90%	20.52%	12.69%	11.14%
Large Cap Equity	MFS® Investors Trust Series—Initial Class Adviser: MFS	0.79%	13.87%	13.66%	12.50%
Mid Cap Equity	MFS® Mid Cap Value Portfolio—Initial Class Adviser: MFS	0.81%	3.87%	9.72%	10.84%
Small/Mid Cap Equity	MFS® New Discovery Series—Initial Class Adviser: MFS	0.87%	45.89%	22.98%	14.70%
Large Cap Equity	MFS® Research Series—Initial Class Adviser: MFS	0.79%	16.59%	14.74%	13.06%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses**	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I Adviser: Morgan Stanley Investment Management Inc.	0.82%	(16.85)%	0.10%	5.25%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I Adviser: Neuberger Berman Investment Advisers LLC	0.91%	39.98%	17.87%	14.02%
Investment Grade Bond	PIMCO VIT Income Portfolio—Institutional Class Adviser: PIMCO	0.69%	6.67%	N/A	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class Adviser: PIMCO	0.79%	5.72%	4.66%	N/A
Investment Grade Bond	PIMCO VIT Low Duration Portfolio—Institutional Class Adviser: PIMCO	0.54%	3.15%	2.17%	1.95%
Investment Grade Bond	PIMCO VIT Total Return Portfolio—Institutional Class Adviser: PIMCO	0.54%	8.81%	4.75%	3.93%
*
An affiliate of NYLIAC.
**
Current Expenses take into account expense reimbursement or fee waiver arrangements that are generally expected to continue through April 30, 2022 and may be terminated at any time at the option of the Fund. Annual expenses for the Eligible Portfolio for the year ended December 31, 2020, reflect temporary fee reductions under such an arrangement.
***
You may lose money by investing in this fund (or any other fund). Although this fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the fund’s sponsor would provide such support. The fund’s yield may be very low during periods of low interest rates, and the yield in the separate account could be negative after the deduction of separate account charges
****
It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.
Eligible Portfolios Available Under the Life Extension Benefit Rider (Series 2 only):
If the policy is in effect and the Life Extension Benefit Rider (Series 2 only) becomes effective when the insured reaches age 100, then all of the Cash Value in the Separate Account must be in the cash management (money market)Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account.

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Obtaining Additional Information

The Statement of Additional Information (“SAI”) contains additional information about NYLIAC VUL 2000, including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing) or by phone on our toll-free number (1-800-598-2019). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/vul2000. The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.
Information about NYLIAC VUL 2000 (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about NYLIAC VUL 2000 are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.
The SEC EDGAR Contract Identifier for the NYLIAC VUL 2000 policy is C000025667.

Statement of Additional Information
dated
May 1, 2021
for
NYLIAC Variable Universal Life 2000
from
NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
and
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)
This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Variable Universal Life 2000 (“VUL 2000”) prospectus. You should read the SAI in conjunction with the current VUL 2000 prospectus dated May 1, 2021 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/vul2000. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.
Table of Contents
General Information And History	2
Additional Information About The Operation Of The Policies	2
Distribution And Compensation Arrangements	7
Underwriting A Policy	8
Additional Information About Charges	8
Financial Statements	10
VUL is offered under NYLIAC Variable Universal Life Separate Account-I.

General Information And History

The VUL 2000 prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues. Series 1 is a VUL 2000 policy NYLIAC offered for sale prior to May 10, 2002 and Series 2 is a VUL 2000 policy NYLIAC offered for sale since May 10, 2002, where approved. Both Series 1 and Series 2 policies are no longer being offered. However, we will still accept additional premiums under existing policies subject to any contractual restrictions that may exist. Unless otherwise indicated, all information in this SAI applies to both Series of policies.
About NYLIAC
NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.
NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $174.52 billion at the end of 2020. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
About NYLIAC Variable Universal Life Separate Account-I
NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.
Tax Status of NYLIAC and the Separate Account
NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.
Additional Information About The Operation Of The Policies

The prospectus provides information about the policy and its riders. The following is additional information about these terms.
Changing the Face Amount of Your Policy
You can request an increase in the Face Amount of your policy if all of the following conditions are met:
•
the Primary Insured is still living;
•
the Primary Insured is age 80 or younger;
•
the increase you are requesting is at least $5,000 or more;
•
the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and
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•
you submit a written application in Good Order, that is signed by the insured and the policyowner to either your registered representative or to VPSC at one of the service addresses listed on the first page of the prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.
We can limit any increase in the Face Amount of your policy.
You can request a decrease in the Face Amount of your policy if all of the following conditions are met:
•
the insured is still living;
•
the decrease you are requesting will not reduce the policy’s Face Amount below the minimum Face Amount; and
•
you submit a written application in Good Order signed by the policyowner to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).
We may limit any decrease in the Face Amount of your policy.
Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units
The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:
Series 1
(a/b) – c
Where:	a	=	the sum of:
(1) the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus
(2)
the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

	b	=	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.
	c	=
a factor representing the Mortality and Expense Risk charge. This factor is deducted on a daily basis and is currently equal to an annual rate of 0.50% of the value of each Investment Division’s assets.

Series 2
(a/b)
Where:	a	=	the sum of:
(1) the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus
(2)
the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

	b	=	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.
The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.
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Option Available at No Additional Charge
DCA Plus Account (May Be Discontinued At Any Time)
This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as the Fixed Account’s minimum interest rate (3% for NYLIAC Variable Universal Life 2000).
In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus Account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers out of the DCA Plus Account will equal 1⁄12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1⁄11, 1⁄10, 1⁄9, 1⁄8, 1⁄7, 1⁄6, 1⁄5, 1⁄4, 1⁄3, 1⁄2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.
Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the Business Day the premium is received. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate when they are in the DCA Plus Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved. Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out during the 12 month period or sooner if the balance falls below $100. If on any given month, the amount of a transfer would leave a balance of less than $100 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.
You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.
You may cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in Good Order to us to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).
Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.
Examples of IRC Section 7702 on Life Insurance Benefits
Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”) can impact the Life Insurance Benefit.
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Examples
(Effect of IRC Section 7702 on Life Insurance Benefit)
LIFE INSURANCE BENEFIT OPTION 1			LIFE INSURANCE BENEFIT OPTION 2
Example 1:			Example 1:
Female Nonsmoker Age 45 at death: 7702 Test: GPT			Female Nonsmoker Age 45 at death: 7702 Test: GPT
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	$100,000	$100,000	(1) Face Amount	$100,000	$100,000
(2) Cash Value	$40,000	$50,000	(2) Cash Value	$40,000	$90,000
(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%	(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(4) Cash Value multiplied by 7702 Percentage	$86,000	$107,500	(4) Cash Value multiplied by 7702 Percentage	$86,000	$193,500
(5) Life Insurance Benefit = Greater of (1) or (4)	$100,000	$107,500	(5) Life Insurance Benefit = Greater of (1) + (2) or (4)	$140,000	$193,500
Example 2:			Example 2:
Female Nonsmoker Age 45 at death: 7702 Test: CVAT			Female Nonsmoker Age 45 at death: 7702 Test: CVAT
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	$100,000	$100,000	(1) Face Amount	$100,000	$100,000
(2) Cash Value	$25,000	$40,000	(2) Cash Value	$25,000	$50,000
(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%	(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(4) Cash Value multiplied by 7702 Percentage	$86,500	$138,400	(4) Cash Value multiplied by 7702 Percentage	$86,500	$173,000
(5) Life Insurance Benefit = Greater of (1) or (4)	$100,000	$138,400	(5) Life Insurance Benefit = Greater of (1) + (2) or (4)	$125,000	$173,000
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Examples
(Effect of IRC Section 7702 on Life Insurance Benefit) (Continued)
LIFE INSURANCE BENEFIT OPTION 3 (only available with Series 2)
Example 1:
Female Nonsmoker Age 45 at death: 7702 Test: GPT
	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Adjusted Total Premium	$25,000	$25,000
(3) Cash Value	$50,000	$75,000
(4) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(5) Cash Value multiplied by 7702 Percentage	$107,500	$161,250
(6) Life Insurance Benefit = Greater of (1) + (2) or (5)	$125,000	$161,250
Example 2:
Female Nonsmoker Age 45 at death: 7702 Test: CVAT
	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Adjusted Total Premium	$20,000	$20,000
(3) Cash Value	$30,000	$40,000
(4) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(5) Cash Value multiplied by 7702 Percentage	$103,800	$138,400
6) Life Insurance Benefit = Greater of (1) + (2) or (5)	$120,000	$138,400
Additional Information About Changing Options
You can change your Life Insurance Benefit Option once per Policy Year, provided the Insured is under age 100. The following examples demonstrate the impact this change can have on your Life Insurance Benefit.
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Examples
Change From Option 1 To Option 2		Change From Option 2 To Option 1
Cash Value	$200,000	Cash Value	$150,000
Face Amount before option change	$1,000,000	Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 - $200,000)	$800,000	Face Amount after option change ($1,000,000 + $150,000)	$1,150,000
Life Insurance Benefit immediately before and after Option change	$1,000,000	Life Insurance Benefit immediately before and after Option change	$1,150,000
Change From Option 3 To Option 1 (for Series 2 Only)		Change From Option 3 To Option 2 (for Series 2 Only)
		Cash Value is greater than Adjusted Total Premium
Adjusted Total Premium	$100,000	Adjusted Total Premium	$100,000
Cash Value	$150,000	Cash Value	$200,000
Face Amount before option change	$1,000,000	Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + $100,000)	$1,100,000	Face Amount after option change ($1,000,000 + $100,000 - $200,000)	$900,000
Life Insurance Benefit immediately before and after Option change	$1,100,000	Life Insurance Benefit immediately before and after Option change	$1,100,000
Change From Option 3 To Option 2 (for Series 2 Only)
Cash Value is less than Adjusted Total Premium
Adjusted Total Premium	$250,000
Cash Value	$200,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + $250,000 - $200,000)	$1,050,000
Life Insurance Benefit immediately before and after Option change	$1,250,000
Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, NJ 07302.
The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commissions payable to a broker-dealer in the first 30 policy years are equivalent to the present value of an annual commission rate for 30 years of 8.7% per year. (This figure is a percentage of planned annual premiums of $3,000 and assumes a discount rate of 6%. Additional assumptions for the VUL 2000 product are: Male issue age 36, issued Preferred, with an initial face amount of $250,000.) Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 20% for Policy Years 2-5, 6.5% in Policy Year 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, and 3.5% in Policy Years 11-15. In addition, we pay broker-dealers a maximum of 3% commission on premiums paid in excess of the Target Premium in Policy Years 1-15. The “Target Premium” is used in the calculation of the maximum commission payable and is based on the insured’s age at the inception of the policy, gender
7

and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.
The total commissions paid during the fiscal year ended December 31, 2020, 2019, and 2018 were $932,009, $993,600, and $1,065,569, respectively. NYLIFE Distributors did not retain any of these commissions.
Broker-dealers may also receive additional compensation based on a percentage of a policy’s Separate Account Value, less any policy loans, beginning in Policy Year 4. The percentages are not expected to exceed 0.20% in Policy Years 4-15 and 0.15% in Policy Years 16 and beyond.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
NYLIAC has discontinued sales of these policies. However, premium payments on existing policies are accepted on a continuous basis.
Underwriting A Policy

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what underwriting class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.
In the case where a policy’s Face Amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.
Additional Information About Charges

The following example reflects how charges can impact a VUL 2000 (Series 2) policy.
Example (For Series 2)
This example assumes a Male insured, issue age 36, Preferred risk class, a Surrender Charge Premium of $3,928, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.36% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.
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PREMIUM(1)	$3,000.00
You choose the amount of premium you intend to pay and the
frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

Less sales expense charge(2)	82.50
Less state premium tax charge (2%)	60.00
Less Federal tax charge (1.25%)	37.50
NET PREMIUM	$2,820.00
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	133.85	We allocate your net premium to the Investment Divisions and/or the Fixed Account based on your instructions.
Less total annual monthly contract charge(3)	360.00
Less total annual monthly cost of insurance charge (varies monthly)	221.92
Less total annual Separate Account administrative charge (based on amount of Separate Account Value)(4)	5.22
Less total annual monthly cost of riders(5)	0.00
Less total annual Mortality and Expense Risk Charge (based on Separate Account Value)	13.05
CASH VALUE	$2,353.67	Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Net Cash Value and Cash Surrender Value of your policy.
Less surrender charge(6) (if applicable)	1,320.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$1,033.67
We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first fifteen
Policy Years, or within fifteen years after you increase the Face
Amount.
The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Net Cash Value is insufficient to pay your policy’s monthly charges.

(1)
This example assumes you pay an annual planned premium of $3,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.
(2)
For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(3)
We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(4)
For details about how we calculate the Separate Account administrative charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)
This example assumes you have not chosen any riders.
(6)
If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.
The following is additional information about specific charges that can be associated with your policy.
9

Deductions from Premiums
Sales expense charge
We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.
Surrender charge premium
When your policy is issued, we determine the initial Surrender Charge Premium for your policy. Your Surrender Charge Premium is based on the specific age, sex, and underwriting class of the insured and the base policy's Face Amount. We use the Surrender Charge Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Surrender Charge Premium generally will increase these charges. You can find your initial Surrender Charge Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Surrender Charge Premium to reflect the amount of the increase and the insured’s attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Surrender Charge Premium, starting with the portion of your Surrender Charge Premium attributable to the most recent increase.
State premium tax charge
Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments (the rate may be higher in certain U.S. possessions). We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.
Federal tax charge
NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.
Other tax charges
Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.
Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 7,
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2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 7, 2021 — are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 7, 2021 — are incorporated herein by reference.
The SEC EDGAR Contract Identifier for the NYLIAC VUL 2000 policy is C000025667.
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PART C. OTHER INFORMATION

ITEM 26. EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post- Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post- Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(4) to Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/15 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Variable Universal Life 2000 Policies (No. 302-90) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(l) to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.

(d)(2)	Accidental Death Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) (a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(3)	Monthly Deduction Waiver Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(4)	Supplementary Term Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(5)	Guaranteed Minimum Death Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(d) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(6)	Term Insurance on Other Covered Insured Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(e) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(7)	Children’s Insurance Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(f) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(8)	Guaranteed Insurability Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(9)	Living Benefits Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(10)	Insurance Exchange Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(11)	Spouse’s Paid-Up Insurance Purchase Option Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(12)	Life Extension Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(k) to Registrant’s Post Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.

(d)(13)	Upromise Account Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit l.(10) to Post Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit 6(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account—I (File No. 002-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(2)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(3)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(3) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(4)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(5)	Specimen Faculative Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(5) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC dated 9/14/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post- Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05, and incorporated herein by reference.

(h)(2)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(3)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 48300), filed 8/15/06 and incorporated herein by reference.

(h)(4)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(5)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/15 and incorporated herein by reference.

(h)(6)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC dated 6/1/01 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated 11/23/09 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(10)	Participation Agreement between Janus Aspen Series and NYLIAC dated 6/20/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 07617), filed 1/2/97 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation dated 5/1/07 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(12)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) dated 6/4/93 — Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(12)(a)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post- Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(15)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC dated 6/28/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b) (4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(16)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC dated 6/6/01 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated 4/12/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(18)	Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln Investment Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 48300), filed 9/15/05.

(i)(2)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 48300), filed 4/18/07.

(i)(3)	Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 48300), filed 8/15/06.

(i)(4)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11.

(i)(5)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC dated 11/1/04 — Previously filed in accordance with Regulation S-T, 17 CFR 231.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033- 53342), filed 4/12/05.

(i)(6)	Form of Service Agreement, dated August 15, 2006, between Delaware Distributors, L.P. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07.

(i)(7)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Manager Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre- Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08.

(i)(8)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC dated June 1, 2001. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03.

(i)(9)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC dated 6/1/99 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03.

(i)(10)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC dated 10/1/00 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03.

(i)(11)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation dated 5/1/07 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17.

(i)(12)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre- Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01.

(i)(13)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC dated 2/18/00 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03.

(i)(14)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08.

(i)(15)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No. 033-87382), filed 5/14/03.

(i)(16)	Administrative, Distribution and Business Services Agreements between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post- Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03.

(i)(17)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06.

(i)(17)(a)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/12.

(i)(18)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC dated 4/12/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05.

(i)(19)	Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 12/13/07.

(i)(20)	Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors dated 10/1/11 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(20) to Post-Effective Amendment N0. 31 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/9/20 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment N0. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-222196), filed 11/25/20 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum Describing NYLIAC’s Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T) (b)(12)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(1) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/17 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
DeSanto, Craig L.	Chairman & President
Mathas, Theodore A.	Director & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Feldstein, Eric	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Wion, Matthew D.	Director & Senior Vice President
Davidson, Sheila K.	Executive Vice President, Legal
Abramo, Stephen	Senior Vice President
Afshar, Pedram	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Barbari, Patricia	Senior Vice President & General Auditor
Berlin, Scott L.	Senior Vice President
Cassidy, William B.	Senior Vice President
Castellani, David J.	Senior Vice President
Cherniavsky, Oksana	Senior Vice President
Cristallo, James J.	Senior Vice President
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Giacco, Jay J.	Senior Vice President
Heine, Kevin J.	Senior Vice President
Herwig, Julie E.	Senior Vice President
Huang, Dylan W.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President
Jayaraman, Nithya	Senior Vice President
Karaoglan, Alain	Senior Vice President
Karmen, Robert	Senior Vice President & Deputy General Counsel
Kary, Jason	Senior Vice President
Kravitz, Jodi L.	Senior Vice President & Actuary
Lamarque, Natalie	Senior Vice President, Legal
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McDermott, Gail A.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Protas, Lucille	Senior Vice President
Ramasamy, S. Neal	Senior Vice President
Recine, Roberto	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Rodgers, Joanne H.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rutigliano, Carla T.	Senior Vice President
Rzad, Amaury J.	Senior Vice President
Sabal, Craig A.	Senior Vice President & Deputy Chief Investment Officer
Schwartz, Richard C.	Senior Vice President
Simonetti, Richard P.	Senior Vice President
Smith, A. Thomas III	Senior Vice President, Deputy General Counsel & Chief Investment Counsel
Steinberg, Joel M.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Tillotson, Sandra G.	Senior Vice President
Virendra, Sonali	Senior Vice President
Wang, Janet	Senior Vice President
Wheeler, Douglas A.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
August, James R.	Vice President
Axberg, Kari	Vice President
Bader, Randi	Vice President & Associate General Counsel
Bain, Karen A.	Vice President - Tax
Baliga, Naman	Vice President
Becher, Eric R.	Vice President
Behrens, Dawn	Vice President
Beligotti, Jefffrey	Vice President & Actuary
Binkevich, Dmitry	Vice President
Bopp, Kevin M.	Vice President
Borisenko, Evgueni	Vice President & Actuary
Brackin, Gian D.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Bronzo, Debra A.	Vice President
Brooks, Devon E.	Vice President
Brooks, Whytne	Vice President
Brotherton, Diane M.	Vice President
Bruno, Salvatore	Vice President
Burke, Robert P.	Vice President
Bustamante, Rene	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Cantwell, Joseph	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Cha, Dohyun	Vice President
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Choi, Won	Vice President
Cianci, Stephen R.	Vice President
Cirella, Margaret M.	Vice President
Civello, Alisa M.	Vice President
Clay, Deborah A.	Vice President
Closs, Nancy A.	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President
Colleary, Maura R.	Vice President
Colon, Wilfred R.	Vice President
Connolly, Patrick J.	Vice President & Deputy General Counsel
Conti, Jane S.	Vice President
Cooney, Colleen C.	Vice President
Coontz, Mickey W.	Vice President
Crawford, Thomas	Vice President & Actuary
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Davis, Juliet	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Della Porta, Marco G.	Vice President
Dial, Robert H.	Vice President
Dias, Maryann D.	Vice President
Diaz, Mayra L.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Dolph, Scott K.	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Dowden, David	Vice President
Drinkard, Kenneth R.	Vice President & Associate General Auditor
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fitzgerald, James J.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President & Actuary
Formon, William	Vice President
Frawley, Stephanie A.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President
Gao, J. Kevin	Vice President & Associate General Counsel
Garcia-Tunon, Carlos	Vice President
Gill, Sandra	Vice President
Gold, Eric	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel
Gomez, Mark A.	Vice President
Grisham Zrno, Brooke B.	Vice President
Hajducek, Laura	Vice President
Hallahan, Mary T.	Vice President and Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Harasym, Ronald J.	Vice President & Actuary
Hayden, Adam C.	Vice President
Hekmat, Saba	Vice President
Heller, Thomas S.	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Howland, Abbett P.	Vice President
Hu, Amy	Vice President
Huang, Angela	Vice President & Actuary
Hudson, Nathaniel	Vice President
Hynes, Robert J.	Vice President
Jacob, Matthew	Vice President
Jain, Neha V.	Vice President
Jenkins, Joanne E.	Vice President
Johnston, Albert W.	Vice President
Kakkanattu, Manual M.	Vice President
Kary, Jason	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Migene S.	Vice President
Kim, Terry	Vice President
King, Martin L.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kristensen, Poul B.	Vice President
Krockta, Peter	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kula, Michael	Vice President
Kuo, Yi-Chia (Rachel)	Vice President
Kyan, Raymond	Vice President
Lackey, Michael P.	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Assistant General Counsel
Larkin, Colleen E.	Vice President
Lathrop, Douglas	Vice President
Lewis, Frances	Vice President
Lewis, Sean S.	Vice President
Loden, Wesley	Vice President & Actuary
Lowenhaupt-Brohan, Laura A.	Vice President
Lynn, Eric J.	Vice President & Actuary
Madgett, Sean	Vice President
Mak, William	Vice President
Mallek, Scott D.	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Mauceri, Maria J.	Vice President & Actuary
Mayer, Carol S.	Vice President & Associate General Counsel
McCauley, Jennifer	Vice President
McClain, Keith B.	Vice President
McDonnell, Michael	Vice President & Associate General Counsel
McEldowney, Christian F.	Vice President
McGilberry, Brent	Vice President
McGinnis, Timothy M.	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary
McNulty, Stephen B.	Vice President
Meere, Jacqueline	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President and Chief Information Security Officer
Molinaro, Michael	Vice President
Moriarty, Neil J.	Vice President
Mosquera, Jaime	Vice President & Actuary
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Nair, Dinesh K.	Vice President
Navarro, Kathleen	Vice President & Chief Diversity Officer
Nesle, Heather M.	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
Niessink, Karen D.	Vice President
O’Brien, Daniel J.	Vice President
O’Donnell, Alison R.	Vice President
O’Hanlon, Thomas P.	Vice President
O’Hearn, Claudine C.	Vice President
Ok, Francis J.	Vice President
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pasyanos, Michelle M.	Vice President & Actuary
Patience, Robert J.	Vice President
Pavone, Joseph	Vice President
Pensabene, Michael	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petersen, Todd	Vice President & Actuary
Peterson, Joseph P.	Vice President
Peterson, Neil D.	Vice President
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Printz, Marina	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Rahman, Pooja	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Raturi, Sanjana	Vice President
Rhodehouse, Kevin	Vice President
Rice, Scott	Vice President
Rich, Steven H.	Vice President
Rodrigue, Kyle	Vice President
Rosh, Robert M.	Vice President & Deputy General Counsel
Rotondo, Richard	Vice President
Roy, Arindam A.	Vice President
Rubin, Janis C.	Vice President
Safieh, Sean A.	Vice President
Sarma, Samar	Vice President
Sarrubbo, Amanda K.	Vice President & Actuary
Savica, Jennifer	Vice President
Scanlon, Swati S.	Vice President
Schair, Adam B.	Vice President
Schirizzo, Michael	Vice President
Scollan, Kathleen E.	Vice President
Scott, Nicholas H.	Vice President
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Shapiro, Natalie	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Silverstein, Edward J.	Vice President
Smith, Elizabeth A.	Vice President
Smith, Kevin M.	Vice President
Smith, Lorne M.	Vice President & Associate General Counsel
Solazzo, Amy L.	Vice President
Sommer, Kenneth M.	Vice President
Sprauer, Scott	Vice President
Standbridge, Elizabeth A.	Vice President
Stazzone, Michael T.	Vice President
Steelman, Elliot H.	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Swaney, Jonathan B.	Vice President
Tai, Ka Luk Stanley	Vice President
Tan, Shu-Yang	Vice President
Tate, William P.	Vice President
Taylor, John G.	Vice President
Taylor, Todd	Vice President & Actuary
Thomson, Alana D.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Torrey, Arthur S.	Vice President
Tzani, Rodanthy	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Donald P. Jr.	Vice President & Associate General Counsel
Verastegui, Victor A.	Vice President
Vicent, Carlos	Vice President
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Walsh, Simon	Vice President
Wang, Ping	Vice President
Washington, Corey	Vice President
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weinstein, Scott W.	Vice President
White, Richard A.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President
Wilcox, Lyle D.	Vice President
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Wynn, Thomas	Vice President
Yashnyk, Michael A.	Vice President
Yee, Paul M.	Vice President
Yenko, Elizabeth M.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary & Associate General Counsel

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II- HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(NYLIC: 14%, NYLIAC: 26.3%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[7]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
MSVEF-OFC Tampa GP LLC
MSVEF-OFC WFC Tampa FL LP
MSVEF-FG WFC Tampa JV LP
MSVEF-OFC WFC Tampa PO GP LLC
MSVEF-FG WFC Property Owner LP
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)
CIGNA Life Insurance Company of New York	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.3%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.13%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.64%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
MacKay Flexible Income Fund GP LLC	(Delaware)
MacKay Flexible Income Fund LP	(Delaware)
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
Cascade CLO Manager LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MacKay Shields Europe Investment Management Limited	(Ireland)
MacKay Shields European Credit Opportunity Fund Limited	(Jersey)	(MacKay: 67%, NYLIAC: 33%)
MKS TALF Opportunities Fund GP, LLC	(Delaware)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman GBP-Hedged) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (US) LP	(Delaware)
MacKay Shields TALF 2.0 Opportunities Master Fund LP	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
New York Life Investments Alternatives LLC	(Delaware)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC: 78.10%) (MCF is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware) [7]	(0 voting ownership)
MCF Senior Debt Fund–2020 LP		(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, G.P. LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware)
GoldPoint Core Opportunities Fund II L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV E Blocker LPP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GPP V B Blocker Holdco LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V E Blocker Holdco LP	(Delaware)
GPP V F Blocker Holdco LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Island)
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP Private Debt Blocker Holdco A, LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP Private Debt Blocker Holdco B, LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GPP Private Debt LuxCo V SCSp	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GoldPoint Partners Co-Investment VII GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VII GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VII, LP	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine PartnersIII 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas Capital India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
PA Capital LLC	(Delaware)	(68.14%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund II, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[7]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP	(Delaware)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]
IQ MacKay Shields Municipal Insured ETF		(NYLIAC: 0.00%)
IQ MacKay Shields Municipal Intermediate ETF		(NYLIAC: 31.00%)
IQ Ultra Short Duration ETF		(NYLI: 0.00%)
IndexIQ ETF Trust	(Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYL:0.00%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 53.50%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYL: 0.00%)
IQ 500 International ETF		(NYLIM Holdings: 99.10%, NYLIAC: 0.00%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 96.70%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 79.60%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: NYL: 0.00%)
IQ Global Agribusiness Small Cap ETF		(NYL: 0.00%)
IQ Global Resources ETF		(NYLIM Holdings: (NYL: 0.00%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 57.90%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 41.09%)
IQ Hedge Macro Tracker ETF		(NYL: 0.00%)
IQ Hedge Market Neutral Tracker ETF		(NYL: 0.00%)
IQ Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
IQ Leaders GTAA Tracker ETF		(NYLC: 0.00%)
IQ Merger Arbitrage ETF		(NYL: 0.00%)
IQ Real Return ETF		(NYL: 0.00%)
IQ S&P High Yield Low Volatility Bd ETF		(NYLIM Holdings: 53.70%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 0.00%)
IQ US Real Estate Small Cap ETF		(NYL: 0.00%)
IQ Candriam ESG International Equity ETF		(NYLIM: 99.50%, NYLIAC: 9.34%)
IQ Candriam ESG US Equity ETF		(NYLIM: 97.90%, NYLIAC: 0.00%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(49%)
Tristan Capital Holdings Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(16%)(5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%)(2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(0%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)
CCP V Feeder (GP) LLP	(England & Wales)	(2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)
Tristan Global Securities LP	(Cayman Islands)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, NYLIA: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (CG: 90.972%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL:1.21%; CANFR: 0.55%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.00%)
BIL Invest	(Luxembourg)	(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 12.17%, CANBEL: 7.99%, CANFR 0.00%)
Cordius CIG (“CIG”)		(CANLUX: 60.39%; CANBEL: 39.53%; CANFR: 0.00%)
Candriam Absolute Return	(Luxembourg)	(CANLUX:0.13%, CANFR: 0.00%, NYLIAC: 0.00%, CIG: 7.63%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(CANLUX: 0.10%, CANFR: 0.00%, NYLIAC: 0.00%, CIG: 9.11%)

Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.28, CIG: 0.01%, NYLIAC: 0.00%)
Candriam Alternative	(Luxembourg)	(CANLUX: 100%, NYLIAC: 0.00%,CIG: 0.00%)
Candriam Alternative Systemat		(CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00, CIG: 0.00%)
Candriam Bonds Capital Securities		(CANFR: 0.00%, CIG: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.04%)
Candriam Bonds Convertible Opportunities		(CANLUX: .0.00%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.01%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.06%, CIG: 0.01)
Candriam Bonds Emerging Markets		(CANLUX: 0.03%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.08%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(CANLUX: 0.00%, CANFR: 0.00%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.02%)
Candriam Bonds Euro Long Term		(CANLUX: 0.00, CIG: 0.02%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.07%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CANLUX: 0.17%, CIG: 0.01%)
Candriam Bonds Total Return		(CANLUX: 0.04%)
Candriam Bonds Total Return Defensive		(CANFR: 0.00%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%, CANFR: 5.92%)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.00%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L EMU		(0.01%)
Candriam Equities L Europe Conviction		(CANLUX: 0.02%, CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(0.00%)
Candriam Equities L Small and Mid Caps		(CANLUX 0.04%)
Candriam Equities L Global Demography		(CANLUX 0.01%)
Candriam Equities L Japan		(CANLUX 0.00%)
Candriam Equities L Life Care		(CIG: 0.03%)
Candriam Equities L Oncology Impact		(CANLUX 0.00%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.02%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.01%)
Candriam Fund Sustainable European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 56.07%, CIG: 0.02%)
Candriam GF AUSBIL Global Essential Infrastructure		(NYLIAC: 77.24%, CIG: 0.01%)
Candriam GF Short Duration US High Yield Bonds		(NYLIAC: 30.84%, CIG: 0.02%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 0.00%, CIG: 0.05%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 65.22%, CIG: 0.01%)
Candriam GF US Corporate Bonds		(NYLIAC: 95.95%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.12%, CIG: 0.01%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 38.46%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00%)
Candriam L	(Luxembourg)	(CANLUX: .0.06%, NYLIAC: 0.81%, CIG: .06%)
Candriam L Balanced Asset Allocation		(CIG: 0.01%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.16%, CIG: .00%)
Candriam, L Defensive Asset Allocation		(CIG: 0.05%)
Candriam L Dynamic Asset Allocation		(CIG: 5.21%)
Candriam L Multi-Asset Income		(CANLUX: 0.06%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.04%)
Candriam L Multi-Asset Premia		(NYLIAC: 15.68%, CIG: 0.03%)
Candriam Long Short Credit		(CANLUX: 0.01%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.01%, CANFR: 0.00%)
Candriam Money Market Euro		(CANFR: 0.00%)
Candriam Money Market Euro AAA		(CANLUX: 0.10%, CANFR: 0.00%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(CANFR: 0.00%)
Candriam Quant	(Luxembourg)	(CANLUX: 0.00%, CIG: 0.01%)
Candriam Quant Equities Europe		(CIG 0.00%)
Candriam Quant Equities Multi-Factor EMU		(CIG: 0.03%)
Candriam Quant Equities Multi-Factor Global		(CIG: 0.01%)
Candriam Quant Equities USA		(CIG 0.01%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.03%, CIG: 0.00%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.00%, CANFR: 0.00%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam SRI Bond Euro		(CANLUX: 0.04%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.03%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 0.00%)
Candriam SRI Equity Circular Economy		(CIG: 0.00)
Candriam SRI Equity Climate Action		(CIG: 0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.01%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(CIG: 0.00%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.01%,CIG: 0.00%)
Candriam Sustainable Bond Emerging Markets		(CANLUX: 0.01%)
Candriam Sustainable Bond Euro		(CANLUX: 0.04)
Candriam Sustainable Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam Sustainable Bond Euro Corporate		(CANLUX: 0.03%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(0.00%)
Candriam Sustainable Bond Global High Yield		(CANLUX: 0.01%)
Candriam Sustainable Defensive Asset Allocation		(0.00%)
Candriam Sustainable Equity Circular Economy		(CIG: 0.01%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Equity Emerging Markets		(CANLUX: 0.01%)
Candriam Sustainable Equity EMU		(CANLUX: 0.02%)
Candriam Sustainable Equity Europe		(CANLUX: 0.01%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.14%)
Candriam Sustainable Equity North America		(CANLUX: 0.01%)
Candriam Sustainable Equity Pacific		(CIG: 0.01%)
Candriam Sustainable Equity World		(CANLUX: 0.01%)
Candriam Sustainable Euro Bonds		(CIG: 0.58%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.00%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(CANLUX: 0.00%)
Candriam Sustainable High		(CIG: 0.01%)
Candriam Sustainable Low		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable Money Market Euro		(0.00%)
Candriam Sustainable North America		(CANLUX: 0.00%)
Candriam Sustainable Pacific		(CIG: .01%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable World Bonds		(CIG: 0.38%)
Candriam World Alternative	(Luxembourg)	(CANLUX:0.09%, NYLIAC: 29.90%, CIG: 0.00%)
Candriam World Alternative Alphamax		(NYLIAC: 37.61%, CANLUX: 0.12%, CIG: 0.00%)
Cleome Index	(Luxembourg)	(CANFR: 0.00%)
Cleome Index EMU Equities		(CANF: 0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.00%)
Cleome Index Euro Short Term Bonds		(0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index Global Equities		(CIG: 0.07%)
Cleome Index USA Equities		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG: 0.07%)
IndexIQ		(CIG: 29%)
IndexIQ Factors Sustainable
Corporate Euro Bond		(CIG: 40%)
IndexIQ Factors Sustainable
Sovereign Euro Bond		(CIG: 19%)
IndexIQ Factors Sustainable
Europe Equity		(CIG: 19%)
IndexIQ Factors Sustainable
EMU Equity		(CIG: 2.38%)
IndexIQ Factors Sustainable
Japan Equity		(CIG: 30%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (78.83%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil IT - Ausbil Dividend Income Fund	(Australia)	(NYLIAC: 25.80%)
Ausbil IT - Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 37.19%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil IT - Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 48.98%)
Ausbil IT - Ausbil Global Resources Fund	(Australia)	(50.19%)
Ausbil IT - Ausbil Global SmallCap Fund	(Australia)	(66.13%)
Ausbil IT - Ausbil Microcap Fund	(Australia)	(NYLIAC: 14.99%)
Ausbil IT - MacKay Shields Multi-Sector Bond Fund	(Australia)	(NYLIAC: 98.08%)
Ausbit IT – Ausbil Long Short Term Fund	(Australia)	(NYLIAC: 96.25%)
NYLIFE Distributors LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% Equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Flatiron CLO 19 Funding Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Funding Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
Fabric of Family LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP-RTL DTC VA LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[7]
New York Life Global Funding	(Delaware)[7]
Government Energy Savings Trust 2003-A (GEST)	(New York)[7]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[8]
NYLARC Holding Company Inc.	(Arizona)[7]
New York Life Agents Reinsurance Company	(Arizona)[7]
JREP Fund Holdings I, L.P.		(12.5%) (Cayman Is.)
Jaguar Real Estate Partners L.P.		(30.3%) (Cayman Is.)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust[8]
Skyhigh SPV Note Issuer 2020 LLC[8]

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.47%, NYLIAC owns 0.00%, and MacKay owns 0.17% for a total ownership of 13.64%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
8	Control is through financial interest, not ownership of voting interests.

ITEM 29. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis M.	Manager, Senior Vice President
Lehneis, Kirk C.	Manager, Senior Managing Director
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
Virendra, Sonali	Senior Vice President, US Life & Agency
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Sell, David S.	Managing Director, NYL Investors
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Behrens, Dawn	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Sharrier, Elizabeth A.	Corporate Vice President & Assistant Secretary
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary & Associate General Counsel

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by New York Life Insurance Company at its home office, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, MO 64105; and New York Life - Records Division, 110 Cokesbury Road, Lebanon, NJ 08833.

ITEM 32. MANAGEMENT SERVICES.

Not applicable.

ITEM 33. FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Variable Universal Life 2000 Insurance Policies in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 8th day of April, 2021.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Amanda Kuhl Sarrubbo
Amanda Kuhl Sarrubbo
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Amanda Kuhl Sarrubbo
Amanda Kuhl Sarrubbo
Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Ashe, Christopher T.*	Director
Brill, Elizabeth K.*	Director
Cook, Alexander I.M.*	Director
DeSanto, Craig L.*	Chairman of the Board, President & Director
Feldstein, Eric A.*	Director & Principal Financial Officer
Gardner, Robert M.*	Director & Controller (Principal Accounting Officer)
Harte, Frank M.*	Director
Hendry, Thomas A.*	Director
Madgett, Mark J.*	Director
Malloy, Anthony R.*	Director
Mathas, Theodore A.*	Director & Chief Executive Officer (Principal Executive Officer)
Miller, Amy*	Director
Wion, Matthew D.*	Director

By:	/s/ Amanda Kuhl Sarrubbo
Amanda Kuhl Sarrubbo
Attorney-in-Fact
April 8, 2021

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(k)	Opinion and Consent of Thomas F. English, Esq.

(n)	Consent of PricewaterhouseCoopers LLP.